                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[X]   Preliminary Proxy Statement                     [ ]    Confidential, for Use of the Commission
                                                             Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                          FIBERNET TELECOM GROUP, INC.
                          ----------------------------
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing Party:

       (4)  Date Filed:

                  NOTICE OF SPECIAL MEETING AND PROXY STATEMENT

                                 [FIBERNET LOGO]

                                                               February __, 2002


Dear Stockholder,

         On behalf of the Board of Directors and management of FiberNet Telecom Group, Inc., I cordially invite you to attend the Company's Special Meeting of Stockholders. The Special Meeting will be held at 10:00 a.m., Eastern Standard Time, on February 21, 2002, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, 25th Floor, New York, New York 10017.

         Important information concerning the matters to be acted upon at the Special Meeting is contained in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement. After careful consideration, our Board of Directors has unanimously approved the proposals described in the Proxy Statement and recommends that you vote FOR those proposals.

         I encourage you to attend the Special Meeting in person. Whether you plan to attend or not, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. Please note that you may vote in person at the Special Meeting even if you have previously returned the proxy card.

         Thank you for your attention to these matters.

                                   Sincerely,



                                   Michael S. Liss
                                   President and Chief Executive Officer

                          FIBERNET TELECOM GROUP, INC.
                              570 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 21, 2002

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of FiberNet Telecom Group, Inc. (the "Company") will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, 25th Floor, New York, New York 10017, at 10:00 a.m., Eastern Standard Time, on February 21, 2002 (the "Special Meeting"), to consider and act upon:

     (1) a proposal to approve, for purposes of NASD Marketplace Rule 4350(i)(1)(D)(ii), the issuance of greater than 20% of our common stock outstanding as of February 1, 2001, in connection with our directed public offering which occurred on February 1, 2001;

     (2) a proposal to approve, for purposes of NASD Marketplace Rule 4350(i)(1)(D)(ii), the issuance of greater than 20% of our common stock outstanding as of December 7, 2001, upon conversion of the series J preferred stock and the exercise of related series A warrants and series B warrants, sold to purchasers pursuant to a Purchase Agreement that we entered into on December 6, 2001, with the Purchasers named therein (the "Purchase Agreement");

      (3) a proposal to approve an amendment to the series H preferred stock certificate of designation, to lower the minimum number of shares required to be held by the series H preferred stockholders in order to maintain their voting rights and to amend the redemption rights of the series H preferred stock;

     (4) a proposal to authorize the Board of Directors, in its discretion, to adjust the exercise prices of all of our outstanding warrants to $.001 per share, if such warrants are exercised during the 20 business day period following the date of the commencement of the repricing;

     (5) a proposal to authorize the Board of Directors, in its discretion, to amend our certificate of incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000 at any time prior to the Second Closing Date (as defined in Proposal 2); and

     (6) such other business as may properly come before the Special Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on January 16, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Special Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days before the meeting at the Company's offices at 570 Lexington Avenue, New York, New York 10022, and at the time and place of the meeting during the whole time of the meeting.

WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING OR NOT, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. A PRE-ADDRESSED, POSTAGE PREPAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                       By Order of the Board of Directors,



                                       Michael S. Liss
                                       President and Chief Executive Officer

[February __, 2002]
New York, New York

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

Information Concerning Solicitation and Voting .........................      1
   General .............................................................      1
   Voting Procedures. ..................................................      1
   Revocability of Proxies .............................................      1
   Stockholders Entitled to Vote and Quorum ............................      1
   Costs of Solicitation. ..............................................      2
Security Ownership of Certain Beneficial Owners and Management .........      3
Proposal 1. February Financing. ........................................      5
   Background ..........................................................      5
   Description of Warrants .............................................      5
   Necessity for Stockholder Approval ..................................      6
   Required Vote .......................................................      6
   Recommendation. .....................................................      6
Proposal 2. Series J Financing. ........................................      7
   Background ..........................................................      7
   Description of the Series J Preferred Stock .........................      7
   Description of the Warrants .........................................      8
   Necessity for Stockholder Approval ..................................      9
   Required Vote .......................................................      9
   Recommendation ......................................................     10
Proposal 3. Series H Certificate of Designation. .......................     11
   Background ..........................................................     11
   Proposal ............................................................     11
   Required Vote .......................................................     11
   Recommendation ......................................................     12
Proposal 4. Adjustment of Exercise Price of Outstanding Warrants. ......     13
   Background ..........................................................     13
   Proposal ............................................................     13
   Stockholder Approval ................................................     14
   Required Vote .......................................................     14
   Recommendation ......................................................     14
Proposal 5. Increase of Authorized Common Stock ........................     15
   Background ..........................................................     15
   Proposal ............................................................     15
   Required Vote .......................................................     15
   Recommendation ......................................................     15
Other Matters. .........................................................     16
Stockholder Proposals. .................................................     16

Appendix A        Warrant Agreement
Appendix B        Securities Purchase Agreement
Appendix C        Certificate of Designation of the Relative Rights and
                  Preferences of the Series J Convertible Preferred Stock
Appendix D        Form of Series A Warrant
Appendix E        Form of Series B Warrant
Appendix F        Amended and Restated Certificate of Designation of the
                  Series H Preferred Stock

                          FIBERNET TELECOM GROUP, INC.
                              570 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 21, 2002

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of FiberNet Telecom Group, Inc. a Delaware corporation, of proxies, in the accompanying form, to be used at the Special Meeting of Stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. on Thursday, February 21, 2002, at 10:00 a.m. Eastern Standard Time, and any adjournments thereof.

Voting Procedures

Shares represented by valid proxies in the form enclosed, received in time for use at the Special Meeting and not revoked at or prior to the Special Meeting, will be voted at the Special Meeting. Where you specify a choice on the proxy as to how your shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted:

     o FOR Proposal 1 to approve, for purposes of NASD Marketplace Rule 4350(i)(1)(D)(ii), the issuance of greater than 20% of our common stock outstanding as of February 1, 2001 in connection with our directed public offering which occurred on February 1, 2001;

     o FOR Proposal 2 to approve, for purposes of NASD Marketplace Rule 4350(i)(1)(D)(ii), the issuance of greater than 20% of our common stock outstanding as of December 7, 2001, upon conversion of the series J preferred stock and the exercise of related series A warrants and series B warrants, sold to purchasers pursuant to a Purchase Agreement that we entered into on December 6, 2001 with the Purchasers named therein;

     o FOR Proposal 3 to approve an amendment to the series H preferred stock certificate of designation, to lower the minimum number of shares required to be held by the series H preferred stockholders in order to maintain their voting rights and to amend the redemption rights of the series H preferred stock;

     o FOR Proposal 4 to authorize the Board of Directors, in its discretion, to adjust the exercise prices of all of our outstanding warrants to $.001 per share, if such warrants are exercised during the 20 business day period following the date of the commencement of the repricing; and

     o FOR Proposal 5 to authorize the Board of Directors, in its discretion, to amend our certificate of incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000 at any time prior to the Second Closing Date (as defined in Proposal 2).

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Special Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence.

Stockholders Entitled to Vote and Quorum

The close of business on January 16, 2002 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting. As of the close of business on January 16, 2002, the Company had 62,174,863 shares of common stock outstanding and entitled to vote. Each holder of common stock is entitled to one vote per share on all matters on which such stockholder is entitled to vote. Each holder of series H preferred stock and each holder of series J preferred stock is entitled to one vote per share on Proposal 3 (the series H preferred stock and series J preferred stock voting as separate classes on such proposal).

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the meeting for purposes of determining whether a quorum exists.

If you hold your shares of common stock through a broker, bank or other representative, generally the broker or your representative may only vote the common stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter.

For Proposal 1, to approve the issuance of greater than 20% of our common stock in connection with our directed public offering which occurred on February 1, 2001, Proposal 2, to approve the issuance of greater than 20% of our common stock outstanding as of December 7, 2001, in connection with the issuance of our series J preferred stock and related series A warrants and series B warrants, and Proposal 4, to approve the adjustment of the exercise prices of our outstanding warrants, we require the affirmative vote of a majority of shares of common stock present or represented by proxy and entitled to vote on the matter. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of the vote on Proposals 1, 2 and 4. Abstentions are treated as shares present or represented and entitled to vote and have the same effect as a vote against these proposals.

For Proposal 3, to approve amendment to our certificate of designation for the series H preferred stock, the affirmative vote of at least a majority of the outstanding shares of our common stock present or represented by proxy and entitled to vote thereon, a majority of our outstanding series H preferred stock, voting as a separate class, and a majority of our outstanding series J preferred stock, voting as a separate class, is necessary for approval. For Proposal 5, to approve the amendment of our certificate of incorporation to increase our authorized preferred stock, we require the affirmative vote of holders of at least a majority of the outstanding shares of our common stock. Abstentions and broker non-votes, because they are not affirmative votes, will have the same effect as a vote against Proposals 3 and 5.

Costs of Solicitation of Proxies

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of common stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

This Proxy Statement and the accompanying proxy are being mailed on or about [February __, 2002] to all stockholders entitled to notice of, and to vote at, the Special Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of January 16, 2002, concerning the ownership of voting securities of (i) each current member of the Board of Directors, (ii) the chief executive officer and the four most highly compensated executive officers, (iii) all of our current directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities.

Common Stock

                                                                  Number of Shares
                                                                  Beficially Owned      Percent of Class
                                                                  ----------------      ----------------

Five Percent Stockholders
-------------------------

Concordia Telecom Management, L.L.C. (1) (2) ..................   12,877,334             20.2%
 c/o FiberNet Telecom Group, Inc.
 570 Lexington Avenue
 New York, NY 10022

SMFS, Inc. (2) ................................................   6,700,000              10.8%
 12-12 43rd Avenue
 Long Island City, NY 11101

Signal Equity Partners, L.P. (2) (3) ..........................   18,926,597             28.9%
 10 East 53rd Street, 32nd Floor
 New York, NY 10022

Metromedia Fiber Network ......................................   5,000,000              8.0%
 Services, Inc.
 1 North Lexington Avenue
 White Plains, NY 10601

LTJ Group, Inc. (2) (4) .......................................   4,117,690              6.6%
 61 Old Well Road
 Rochester, New York 16462

Nortel Networks Corporation (5) ...............................   18,124,643             25.9%
 8200 Dixie Road, Suite 100
 Brampton, Ontario L6T 5P6
Trident Telecom Partners, LLC (2) .............................   11,391,580             18.2%
 445 Park Avenue
 New York, NY 10022

Directors and Executive Officers
--------------------------------

Timothy P. Bradley (3) (6) ....................................   19,022,430             29.0%
Steven G. Chrust (7) ..........................................   215,640                0.3%
Jon A. DeLuca (8) .............................................   588,000                0.9%
Philip L. DiGennaro (9) .......................................   968,465                1.6%
Roy (Trey) D. Farmer III (10) .................................   875,000                1.4%
Joseph Leuci (11) .............................................   250,000                0.4%
Michael S. Liss (12) ..........................................   14,497,245             22.2%
Charles J. Mahoney (13) .......................................   131,500                0.2%
Lance L. Mickel (14) ..........................................   483,200                0.8%
Richard E. Sayers (15) ........................................   603,685                1.0%

Executive officers and directors as a
 group ........................................................   26,243,335             36.8%


    ------------------------------------------------------------------------

(1) Includes the right to vote 11,391,580 shares pursuant to the proxy described in note (2) below. Also includes 1,145,001 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of January 16, 2002.

(2) Pursuant to the Amended and Restated Stockholders Agreement dated January 31, 2001, between the Company and certain stockholders (as defined therein) (the "Stockholders Agreement"), SMFS, Inc., LTJ Group, Inc. and LPS Consultants, Inc. granted irrevocable proxies to Signal Equity Partners, L.P., Trident Telecom Partners, LLC and Concordia Telecom Management, L.L.C. to vote all of their shares, an aggregate of 11,391,580, at all meetings of stockholders. The proxy will terminate upon the earliest to occur of (i) the transfer of all stock owned by a stockholder, (ii) a Qualified Public Offering, as that term is defined in the Stockholders Agreement, or (iii) January 31, 2004.

(3) Includes the right to vote 11,391,580 shares pursuant to the proxy described in note (2) above, 2,982,540 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of January 16, 2002.

(4) Includes 231,134 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of January 16, 2002.

(5) Includes 7,676,031 shares of common stock issuable upon the conversion of preferred stock that is convertible within sixty (60) days of January 16, 2002.

(6) Represents the shares owned by Signal Equity Partners, L.P., described in note (3) above, of which Mr. Bradley is a Managing Director. Also includes 62,500 shares of common stock issuable upon the exercise of options, and 33,333 shares of common stock issuable upon the exercise of warrants, that are exercisable within sixty (60) days of January 16, 2002, beneficially owned by Signal Equity Management Corp., of which Mr. Bradley is the President. Mr. Bradley disclaims beneficial ownership of such shares except to the extent of his pecuniary interest.

(7) Includes 24,965 shares of common stock issuable upon the exercise of a warrant that is exercisable within sixty (60) days of January 16, 2002 and 131,250 shares of common stock issuable upon the exercise of a stock option that is exercisable as of January 16, 2002.

(8) Includes 575,000 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of January 16, 2002.

(9) Includes 131,250 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of January 16, 2002.

(10) Includes 200,000 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of January 16, 2002 and 675,000 shares of common stock issuable upon the exercise of stock options that are exercisable as of January 16, 2002.

(11) Represents 250,000 shares of common stock issuable upon the exercise of options that are exercisable within sixty (60) days of January 16, 2002.

(12) Includes the right to vote 11,391,580 shares pursuant to the proxy described in note (2) above. This number also includes 340,753 shares of common stock which are held by Concordia Telecom Management, L.L.C., of which Michael
S. Liss is the sole member, 1,145,001 shares of common stock issuable upon the exercise of warrants which are held by Concordia Telecom Management, L.L.C. and are exercisable within sixty (60) days of January 16, 2002, 1,559,911 shares of common stock issuable upon the exercise of stock options held by Michael S. Liss that are exercisable within sixty (60) days of January 16, 2002, and 60,000 shares of common stock issuable upon the exercise of a warrant held by Michael
S. Liss that is exercisable within sixty (60) days of January 16, 2002. Michael
S. Liss disclaims beneficial ownership of the shares owned by Concordia Telecom Management, L.L.C., except to the extent of his pecuniary interest therein.

(13) Represents 131,250 shares of common stock issuable upon the exercise of stock options that are exercisable within sixty (60) days of January 16, 2002.

(14) Includes 440,000 shares of common stock issuable upon the exercise of stock options that are exercisable within sixty (60) days of January 16, 2002.

(15) Includes 46,809 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of January 16, 2002, and 312,500 shares of common stock issuable upon the exercise of stock options that are exercisable within sixty (60) days of January 16, 2002. This also includes 50,666 shares of common stock issuable upon the exercise of warrants that are exercisable within sixty (60) days of January 16, 2002 owned by Taurus Telecommunications, Inc., of which Richard Sayers is the controlling stockholder.

As of January 16, 2002, the Company had 62,174,863 shares of Common Stock outstanding.

                                   PROPOSAL 1

                               FEBRUARY FINANCING

Background

We are seeking your approval of the issuance of greater than 20% of our common stock outstanding as of February 1, 2001, in connection with our directed public offering which occurred on February 1, 2001 (the "February Financing").

On February 1, 2001, we entered into a Common Stock Purchase Agreement for the sale of 6,444,000 shares of our common stock to certain purchasers (the "Stock Purchase Agreement"). In connection with the Stock Purchase Agreement, we also entered into a Warrant Agreement dated February 1, 2001, with certain warrant holders (the "Warrant Agreement") for the sale of warrants to purchase up to 1,288,000 shares of our common stock at an exercise price of $6.56 per share. The terms of the warrants are set forth in the Warrant Agreement attached as Appendix A hereto. In addition, a third party acting as placement agent received warrants to purchase 200,000 shares of our common stock at an exercise price of $4.375 per share on similar terms and conditions.

As further explained below under "Necessity for Stockholder Approval," if the exercise price of the warrants should ever be reduced, by virtue of future dilutive issuances or otherwise, below the market value of our common stock on February 1, 2001, the number of shares of our common stock issued at below market value in the February Financing would exceed 20% of our common stock outstanding as of such date and stockholder approval would be required for such issuance under the marketplace rules of the National Association of Securities Dealers, Inc. ("NASD"). If we do not obtain the requisite stockholder approval, the exercise price of the warrants will not be able to be reduced below the market value of our common stock as determined on February 1, 2001. As a result, if we reduced the exercise price of the warrants or entered into a dilutive issuance that required us to reduce the exercise price of the warrants below market value of our common stock as determined on February 1, 2001, we would be in breach of the Warrant Agreement.

Description of the Warrants

Pursuant to the Warrant Agreement, the warrants entitle the holders thereof to purchase for cash, at an exercise price of $6.56 per share, an aggregate of 1,288,000 shares of our common stock. The warrants are exercisable by the holders at any time following their issuance and will expire on February 1, 2004. In the event the last reported sale price of our common stock is greater than 175% of the exercise price of the warrants for 20 consecutive trading days and the registration statement pursuant to which the warrants were issued is still in effect, we may redeem the unexercised warrants for $.10 per warrant upon ten trading days notice.

The warrants are generally exercisable by the holder, in whole or in part, by surrender to us of the warrants, together with a completed exercise agreement, and payment by the holder of the aggregate exercise price. Subject to certain exceptions, the exercise price payable and number of shares purchasable upon exercise of a warrant will be adjusted to prevent the dilution of the holder's beneficial interest in our common stock in the event we:

     . pay a dividend or make a distribution on our common stock in shares of our common stock;

     . subdivide our outstanding shares of common stock into a greater number of shares;

     . combine our outstanding shares of common stock into a smaller number of shares;

     . make a distribution on our common stock in shares of our capital stock other than common stock; or

     . issue by reclassification of our common stock any shares of our capital stock.

Additionally, the exercise price of the warrants shall be adjusted if we issue additional securities below the market price of the common stock as determined on February 1, 2001.

In addition, in the event we consolidate or merge with or into, or transfer, license or lease all or substantially all of our assets to, any person, upon consummation of such transaction the warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the warrant immediately before the effective date of the transaction

The warrants may only be transferred to affiliated companies, or in the case of purchasers who are individuals, to members of their immediate family.

Except as described above, a holder of a warrant will not have any of the rights of a holder of common stock before the common stock is purchased upon exercise of the warrant. Therefore, before a warrant is exercised, the holder of the warrant will not be entitled to receive any dividend payments or exercise any voting or other rights associated with the shares of our common stock which may be purchased when the warrant is exercised.

Necessity for Stockholder Approval

Marketplace Rule 4350(i)(1)(D)(ii) of the NASD requires that companies listed on the Nasdaq National Market obtain stockholder approval prior to the issuance by the company in a private financing of common stock equal to 20% or more of the common stock outstanding, or 20% or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the stock (the "20% Rule").

The exercise price for the warrants is currently $6.56, which was more than the market value of our common stock at the time of issuance of such warrants. However, the exercise price of the warrants may be reduced if, after February 1, 2001, we issue shares of our common stock at less than market value of our common stock. If the exercise price of the warrants is reduced in accordance with this provision, the new exercise price may be reduced to an amount below the market value of our common stock on the date of the issuance of the warrants.

When taken together, the number of shares of our common stock issued in the February Financing and the number of shares of common stock that may be issued upon the exercise of the warrants issued in the February Financing, in the event of a reduction in the exercise price of the warrants as a result of a dilutive issuance or otherwise, is equal to more than 20% of the voting power outstanding before such issuance. The common stock issued pursuant to the Stock Purchase Agreement was issued below the market value of our common stock. If the exercise price for the warrants is reduced to an amount below $4.69 (the market price of our common stock on January 31, 2001, the day immediately preceding the issuance), the issuance of our common stock upon exercise of the warrants would require approval under the 20% Rule.

We are therefore now asking that the stockholders approve the issuance of greater than 20% of our common stock outstanding as of February 1, 2001 in connection with the February Financing.

Required Vote

To be approved by the stockholders, the proposal to approve the issuance of greater than 20% of our common stock outstanding as of February 1, 2001 in connection with the February Financing, must receive the affirmative votes of a majority of the votes cast, in person or by proxy, at the Special Meeting. Abstentions are treated as shares present or represented and entitled to vote at the Special Meeting and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of this proposal.

Broker non-votes and other abstentions will not be considered in determining the outcome.

Recommendation

The Board of Directors believes that it is in the best interests of the Company to approve, for purposes of NASD Marketplace Rule 4350(i)(1)(D)(ii), the issuance of greater than 20% of our common stock outstanding as of February 1, 2001 in connection with the February Financing,

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 1 TO APPROVE THE ISSUANCE OF GREATER THAN 20% OF OUR COMMON STOCK OUTSTANDING AS OF FEBRUARY 1, 2001 IN CONNECTION WITH THE FEBRUARY FINANCING.

                                   PROPOSAL 2

                               SERIES J FINANCING

Background

We are seeking your approval of the issuance of common stock representing greater than 20% of our common stock outstanding as of December 7, 2001, upon the conversion of the series J-1 convertible preferred stock, series J-2 convertible preferred stock and series J-3 convertible preferred stock and upon exercise of the series A warrants and series B warrants.

On December 6, 2001, we entered into the Purchase Agreement for the sale of up to $9,300,000 of our series J convertible preferred stock, consisting of series J-1 convertible preferred stock, $.001 par value per share (the "series J-1 preferred stock"), series J-2 convertible preferred stock, $.001 par value per share (the "series J-2 preferred stock"), series J-3 convertible preferred stock, $.001 par value per share (the "series J-3 preferred stock," and together with the series J-1 preferred stock and series J-2 preferred stock, the "series J preferred stock"), series A warrants and series B warrants (the "Warrants") to the purchasers listed in the Purchase Agreement (the "Purchasers"). The terms of this financing (the "Series J Financing"), including the terms of the series J preferred stock and the Warrants are set forth in the Purchase Agreement attached as Appendix B hereto, the form of certificate of designation of the Relative Rights and Preferences of the Series J Convertible Preferred Stock attached as Appendix C hereto (the "certificate of designation"), the form of series A warrant attached as Appendix D hereto, and the form of series B warrant attached as Appendix E hereto. These agreements and documents are referred to collectively as the "Transaction Documents."

The series J preferred stock and the Warrants are being sold in three separate closings. On December 7, 2001, we issued to the Purchasers 360 shares of series J-1 preferred stock, series A warrants to purchase up to 5,701,799 shares of common stock at an exercise price of $.30 per share, and series B warrants to purchase up to 4,509,902 shares of common stock at an exercise price of $.30 per share, for an aggregate purchase price of $3,600,000 (the "Initial Closing"). At a second closing, which can take place no later than March 15, 2002 (the "Second Closing Date"), we may, in our discretion, issue to certain of the Purchasers 260 shares of series J-2 preferred stock, for an aggregate purchase price of $2,600,000 (the "Second Closing"). At a third closing, which can take place no later than June 15, 2002 (the "Third Closing Date"), we may, in our discretion, issue to certain of the Purchasers 310 shares of series J-3 preferred stock, for an aggregate purchase price of $3,100,000 (the "Third Closing"). We may, in our discretion and with the approval of our lenders under our senior secured credit facility, elect not to consummate the Second Closing and the Third Closing by delivering a cash payment of $400,000 to such Purchasers any time prior to the Second Closing or, if we elect not to consummate the Third Closing, a cash payment of $200,000 to such Purchasers at any time after the Second Closing but prior to the Third Closing Date.

As further explained below, stockholder approval was not required for the Initial Closing. It is, however, a condition to the Second Closing and the Third Closing, should we elect to consummate such closings, that we obtain the requisite stockholder approval of the Series J Financing, and in particular, the conversion of the series J preferred stock and the exercise of the Warrants into a number of shares of our common stock greater than 20% of our common stock outstanding as of December 7, 2001. If we do not obtain the requisite stockholder approval prior to the Second Closing, the Purchasers may not exercise any of the Warrants, convert their series J-1 preferred stock into an amount greater than 19.99% of our outstanding common stock and we may not sell and the Purchasers may not purchase the series J-2 preferred stock or the series J-3 preferred stock.

Description of the Series J Preferred Stock

OVERVIEW. The series J preferred stock is convertible into common stock at a rate that fluctuates with, and that is at a discount to, the market price of our common stock. The terms of the series J preferred stock do not provide for the payment of dividends to the holders thereof. We may redeem any outstanding series J preferred stock in exchange for 150% of the purchase price. In addition, if we consummate a major transaction, such as a merger or sale of substantially all of our assets, we must redeem any outstanding series J preferred stock in exchange for 100% of the purchase price, and if certain other events occur, such as the suspension from listing of our common stock on a national stock exchange or national market, our inability to comply with proper requests for conversion of the series J preferred stock into our common stock, or a breach of the Purchase Agreement or certificate of designation of the series J preferred, we must redeem any outstanding series J preferred stock in exchange for 150% of the purchase price. In the event of a liquidation, dissolution or winding up, the series J preferred stock ranks senior to all of our outstanding equity securities, except the series J preferred stock ranks on a parity with our series H preferred stock. Subject to certain protective provisions contained in the series J preferred stock certificate of designation, the series J preferred stock does not provide voting rights. The holders of the series J preferred stock are entitled to a right of first offer on any new securities, subject to certain exceptions, sold by us as part of a financing during the 18 months following the Initial Closing.

CONVERSION. All shares of our series J preferred stock shall have the same rights and preferences, except that should we complete either or both of the subsequent closings contemplated by the Purchase Agreement between us and the Purchasers, the shares of series J preferred stock issued in connection with a subsequent closing may have a different conversion price than those issued at the Initial Closing. All holders of series J preferred stock have the option to convert their shares into shares of common stock at any time. Subject to certain adjustments, the series J preferred stock will convert into shares of common stock at a conversion price equal to 90% of the average of the five lowest volume weighted average prices for our common stock during the 15 trading days immediately prior to the date of conversion, provided that such average price shall not be less than $.20 nor greater than $0.50 for shares issued at the Initial Closing. The conversion price may be adjusted in the event that we take certain corporate actions.

A holder of series J preferred stock and Warrants to purchase shares of our common stock may not utilize its conversion or exercise rights to the extent that after such conversion or exercise, such holder, together with its affiliates, would beneficially own over 4.999% and 9.999% of our outstanding common stock. This restriction may be waived by each holder on not less than 61 days notice to us. Further , the 4.999% and 9.999% limitation does not prevent a holder from acquiring and selling in excess of 4.999% and 9.999% of our common stock through a series of conversions and sales of series J preferred stock and exercise of Warrants. Since the number of shares of common stock issuable upon conversion of the series J preferred stock will change based upon fluctuations of the market price of our common stock before a conversion, other than a conversion based on the minimum or maximum average price, the actual number of shares of common stock that will be issued under the series J preferred stock and Warrants, and, consequently, the number of shares of common stock that will be beneficially owned by such holder cannot be determined at this time.

In addition, under NASD Marketplace Rule 4350(i)(1)(D)(ii), we cannot issue shares at below market prices in an amount equal to 20% or more of the number of outstanding shares of our common stock on the date of such issuance. Under the Transaction Documents, the Purchasers may not convert their shares of series J-1 preferred stock into more than 19.99% of our currently outstanding common stock unless we receive shareholder approval to exceed such limit, as sought herein.

DIVIDENDS. The terms of the series J preferred stock do not provide for payments of dividends to the holders thereof.

REDEMPTION. We may, in our discretion, redeem any outstanding series J preferred stock in exchange for the payment of 150% of the purchase price of such shares. In addition, at the request of the holders thereof, we are obligated to redeem any outstanding series J preferred stock in exchange for 100% of the purchase price, if we:

   .  consolidate, merge or enter into any other business combination;

   .  sell all or substantially all of our assets; or

   . consummate a purchase, tender or exchange offer to holders of more than 30% of our outstanding shares of common stock prior to June 7, 2003.

   Furthermore, at the request of the holders thereof, we must redeem any outstanding shares of series J preferred stock in exchange for 150% of the purchase price, if our stock is no longer listed on a national securities market, national securities exchange or the OTC Bulletin Board, and:

   .  we are unable or intend not to honor a valid conversion request;

   .  we fail to comply with a valid conversion request; or

   . we breach certain terms of our agreement with the purchasers of the series J preferred stock.

LIQUIDATION PREFERENCE. In liquidation, the holders of series J preferred stock would be entitled to receive $10,000 per share for each share of series J preferred stock that they hold prior to the distribution of any cash or assets to the holders of our common stock or any other equity or equity equivalent securities, other than the series H preferred stock which will be distributed on parity with the series J preferred stock.

VOTING RIGHTS. Subject to certain protective provisions contained in the series J preferred stock certificate of designation, the terms of the series J preferred stock do not provide the holders thereof with voting rights.

NEW FINANCINGS. We are required to give the holders of series J preferred stock first offer rights on future financings which occur prior to June 7, 2003.

Description of the Warrants

We issued to the Purchasers of the series J preferred stock Warrants to purchase, in the aggregate, up to 10,211,701 shares of our common stock. Both series of Warrants have a term of 5 years and an exercise price of $.30 per share. Both of the series A and B

Warrants may not be exercised by the purchasers until such time as we receive stockholder approval, as sought herein, for the issuance of such warrants, and the series B warrants, consisting of the right to purchase 4,509,902 shares of our common stock, vest only as to (i) 40% if we choose not to consummate the two additional closings, (ii) 80% if we choose not to consummate the third closing and (iii) 100% if we consummate both closings. Additionally, the exercise price and the number of shares of common stock issuable upon exercise of the Warrants may be adjusted in the event that we undertake certain corporate transactions.

Necessity of Stockholder Approval

Marketplace Rule 4350(i)(1)(D)(ii) of the NASD requires that companies listed on the Nasdaq National Market obtain stockholder approval prior to the issuance by the company in a private financing of common stock equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock (the "20% Rule").

In order to receive the full economic benefit of the Series J Financing, we must comply with the stockholder approval requirement of the 20% Rule. The common stock issuable upon conversion of our series J preferred stock will be issued at a price to be determined in the future. Upon conversion of each share of series J preferred stock, we will issue that number of shares of common stock equal to $10,000, the original purchase price of each share of series J preferred stock, divided by 90% of the lesser of the average of the five lowest volume weighted average prices for our common stock during the 15 trading days prior to conversion, or $.50 (the "Conversion Rate"). The Conversion Rate for the series J-1 preferred stock will not, however, be less than $.18 (the "Series J-1 Floor"). Similarly, the Conversion Rate for the series J-2 preferred stock and series J-3 preferred stock will be determined on the date of issuance of such series, provided, however, that the Conversion Rate for the series J-2 preferred and series J-3 preferred will never be less than $.09 (the "Series J-2 and J-3 Floor," and together with the Series J-1 Floor, the "Floor"). If, however, we issue common stock to a third party at a price less than the Floor in the future, the Floor will be reduced to a price equal to the consideration per share paid for such shares.

Assuming a Conversion Rate of $.18 for the series J-1 preferred stock and a Conversion Rate of $.09 for the series J-2 preferred stock and series J-3 preferred stock, 20,000,000, 28,888,889 and 34,444,444 shares of common stock may be issued upon conversion of the series J-1 preferred stock, series J-2 preferred stock and series J-3 preferred stock, respectively, which represents approximately 136% of our outstanding common stock (based on 61,112,535 shares outstanding as of December 7, 2001). Stockholder approval is not required for the issuance of common stock upon conversion of the series J-1 preferred stock because the shares issuable upon conversion of the series J-1 preferred stock pursuant to its terms is limited to 19.99% of our outstanding common stock as of the date of issuance of such series J-1 preferred stock, unless and until shareholder approval is received to exceed such 20% conversion limitation. However, regardless of the determined Conversion Rate, if all of the series J preferred stock is issued, it will convert into more than 20% of our outstanding common stock. Accordingly, such issuance requires stockholder approval pursuant to the 20% Rule.

In addition, the exercise price for each of the series A and B warrants is $.30, which was less than the market value of our common stock at the time of issuance at the Initial Closing. The exercise price of the Warrants may also be reduced if, after September 7, 2002, we issue shares of our common stock at a price below $.30, or if at any time, we issue shares of our common stock at less than the then current market value of our common stock. If we obtain the requisite stockholder approval pursuant to this Proxy Statement, the series A warrants will be immediately exercisable. 60% of the series B warrants will be exercisable upon consummation of the Second Closing and the remaining 40% of the series B warrants will be exercisable upon consummation of the Third Closing. If the Warrants vest as described above, and if the Purchasers exercise all of their Warrants, we will have issued up to 10,211,701 shares of our common stock at a discount to the market price for such stock at the date of issuance. When taken together with the issuance of the common stock upon conversion of the series J preferred stock, the issuance of our common stock upon the exercise of the Warrants requires stockholder approval under the 20% Rule.

In accordance with the 20% Rule, the Purchase Agreement provides that stockholder approval authorizing the issuance of more than 19.99% of our common stock outstanding on the Initial Closing Date in connection with the Series J Financing is required prior and as a condition to consummation of the Second Closing or Third Closing.

We are therefore now asking that the stockholders approve the issuance by the Company of greater than 20% of our common stock outstanding as of December 7, 2001, upon the conversion of the series J preferred stock and the issuance of common stock upon exercise of the Warrants.

Required Vote

To be approved by the stockholders, the proposal to approve the issuance of the securities in connection with the Series J Financing must receive the affirmative votes of a majority of the votes cast, in person or by proxy, at the Special Meeting. Abstentions are treated as shares present or represented and entitled to vote at the Special Meeting and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of this proposal.

Recommendation

The Board of Directors believes that it is in the best interests of the Company that the stockholders authorize such issuance, as it enables the Company to receive the full economic benefit of the Series J Financing.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 2 TO APPROVE THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF THE SERIES J PREFERRED STOCK AND EXERCISE OF THE WARRANTS.

                                   PROPOSAL 3

                       SERIES H CERTIFICATE OF DESIGNATION

Background

We are seeking your approval to amend the designation of the series H preferred stock in our certificate of incorporation to lower the minimum number of shares required to be held by the series H preferred stockholders in order to maintain their voting rights and to amend the redemption rights of the series H preferred stock.

In connection with the Series J Financing, on December 6, 2001, the holder of all of the series H preferred stock, converted 373,947 shares of series H preferred stock into 8,547,360 shares of common stock (the "Conversion"). The number of shares of series H preferred stock converted into common stock represented 78.9 % of the total outstanding series H preferred stock.

The series H preferred stock certificate of designation provides that for so long as at least 25% of the series H preferred stock remains outstanding, the approval of the holders of at least a majority of the series H preferred stock is required to take certain actions, including effect a merger, sell all or substantially all of our assets, authorize or issue a class of equity securities senior to the series H preferred stock, redeem or repurchase any shares of series H preferred stock or other classes of capital stock ranking on a parity with or junior to the series H preferred stock, amend the certificate of incorporation in a manner adverse to the holders of the series H preferred stock, increase or decrease the authorized number of shares of any series of preferred stock, or authorize or pay any dividend or other distribution with respect to the preferred stock or common stock (the "Protective Provisions").

After the Conversion, only 21.1% of the series H preferred stock remains outstanding, and therefore the holder of the series H preferred stock is no longer entitled to the Protective Provisions pursuant to the series H certificate of designation. In order to induce the holder of the series H preferred stock to convert its shares of series H preferred stock in connection with the Series J Financing, we entered into an agreement with them dated December 6, 2001 (the "Conversion Agreement"), pursuant to which we agreed that for so long as 25% of the remaining 100,000 shares of series H preferred stock (the "Retained Shares") remain outstanding, we will be subject to the Protective Provisions. In addition, we agreed to use our best efforts to obtain stockholder approval to amend the series H preferred stock certificate of designation to provide that for so long as 25% of the Retained Shares remain issued and outstanding we will be subject to the Protective Provisions.

In addition, pursuant to the Conversion Agreement we agreed to use our best efforts to obtain stockholder approval to amend the series H preferred stock certificate of designation to provide that the holders of the series H preferred stock may, in their discretion, on a pro rata basis with the holders of the series J preferred stock, redeem any outstanding series H preferred stock in exchange for the payment of 150% of the purchase price of such shares. In addition, at the request of the holder thereof, we are obligated to redeem any outstanding series H preferred stock in exchange for 100% of the purchase price, if we:

   -- consolidate, merge or enter into any other business combination;

   -- sell all or substantially all of our assets; or

   -- consummate a purchase, tender or exchange offer to holders of more than 30% of our outstanding shares of common stock prior to June 7, 2003.

   Furthermore, at the request of the holders thereof, we must redeem any outstanding shares of series H preferred stock in exchange for 150% of the purchase price, if our stock is no longer listed on a national securities market, national securities exchange or the OTC Bulletin Board, and:

   -- we are unable or intend not to honor a valid conversion request;

   -- we fail to comply with a valid conversion request; or

   -- we breach certain terms of our agreement with the purchasers of the series H preferred stock.

Proposal

Under the proposed amendment, the series H certificate of designation would be amended and restated in the form attached as Appendix F hereto.

Required Vote

The approval of the amendment to the series H preferred stock certificate of designation requires the affirmative vote of holders of at least a majority of the outstanding shares of our common stock, a majority of the outstanding series H preferred stock, voting as a separate class, and a majority of the shares of series J preferred stock, voting as a separate class. Abstentions and broker non-votes, because they are not affirmative votes, will have the same effect as a vote against this proposal.

Recommendation

The Board of Directors believes that it is in the best interests of the Company that the stockholders authorize such amendment to the series H certificate of designation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" PROPOSAL 3 TO AUTHORIZE THE AMENDMENT OF THE SERIES H PREFERRED STOCK CERTIFICATE OF DESIGNATION TO LOWER THE MINIMUM NUMBER OF SHARES REQUIRED TO BE HELD BY THE SERIES H PREFERRED STOCKHOLDERS IN ORDER TO MAINTAIN THEIR VOTING RIGHTS AND TO AMEND THE REDEMPTION RIGHTS OF THE SERIES H PREFERRED STOCK.

                                   PROPOSAL 4

              ADJUSTMENT OF EXERCISE PRICES OF OUTSTANDING WARRANTS

Background

We are seeking your approval of a proposal to authorize the Board of Directors, in its discretion, to adjust the exercise prices of all of our outstanding warrants to $.001 per share, if such warrants are exercised during the 20 business day period following the date of the commencement of the repricing.

We currently have warrants to purchase 22,896,584 shares of our common stock outstanding. Other than the series B warrants to purchase 4,509,902 shares of our common stock described in Proposal 2, each of these warrants is currently exercisable. The exercise prices of these warrants ranges from $0.01 to $6.56, and the warrants are exercisable no later than December 7, 2006. Although the exercise prices of the warrants may be adjusted, the aggregate number of shares of common stock which could be issued upon exercise will remain unchanged.

The intent of repricing the warrants is to induce the holders of our warrants to exercise them during a 20 business day period, thereby eliminating the overhang caused by the prospective dilution under the warrants, which the Company believes is negatively affecting the market valuation of its common stock. The increase in the number of common shares outstanding as a result of the exercise of the Company's outstanding warrants will also serve to increase the Company's market capitalization, as measured for continued listing on the Nasdaq National Market under NASD Marketplace Rule 4450(b)(1).

If shareholder approval for the repricing of the warrants is received, we would commence the repricing, subject to the authorization of the Board of Directors, in accordance with the tender offer rules of the Securities Exchange Act of 1934, and make any and all public filings pursuant to state and federal securities laws. If a warrant holder determines not to exercise its warrants prior to the expiration of the 20 business day period following the commencement of the repricing, then such warrant holder's warrant will revert back to its original exercise price in accordance with the terms of such warrant.

Should the Board of Directors determine to undertake the repricing of the warrants, stockholders should be aware that certain of the Company's directors, officers and affiliates beneficially own, either directly or indirectly, warrants that will be included in such repricing:

              Timothy P. Bradley, one of our directors, beneficially owns through Signal Equity Partners, L.P. and Signal Equity Management, Corp., warrants to purchase in the aggregate 3,015,873 shares of our common stock, at exercise prices ranging from $0.55 to $6.56, all of which will be subject to the repricing should our Board of Directors determine to undertake such repricing.

              Steven G. Chrust, one of our directors, beneficially owns warrants to purchase in the aggregate 24,965 shares of our common stock, at an exercise price of $0.67, all of which will be subject to the repricing should our Board of Directors determine to undertake such repricing.

              Roy D. Farmer, III, one of our directors, beneficially owns warrants to purchase 200,000 shares of our common stock, at exercise prices ranging from $0.67 to $1.50, all of which will be subject to the repricing should our Board of Directors determine to undertake such repricing.

              Michael S. Liss, one of our directors, beneficially owns directly and through Concordia Telecom Management, LLC, warrants to purchase in the aggregate 1,205,001 shares of our common stock, at exercise prices ranging from $0.50 to $1.50, all of which will be subject to the repricing should our Board of Directors determine to undertake such repricing.

              Richard Sayers, one of our directors, beneficially owns directly and through Taurus Telecommunications Inc., warrants to purchase in the aggregate 97,475 shares of our common stock, at exercise prices ranging from $0.55 to $0.67, all of which will be subject to the repricing should our Board of Directors determine to undertake such repricing.

              LTJ Group, Inc., an affiliate of the Company, beneficially owns warrants to purchase 231,134 shares of our common stock, at exercise prices ranging from $0.67 to $1.50, all of which will be subject to the repricing should our Board of Directors determine to undertake such repricing.

Proposal

Our stockholders are being asked to approve the adjustment of the exercise prices of our outstanding warrants to $.001 per share, if such warrants are exercised during the 20 business day period following the date of the commencement of the repricing. If the repricing is undertaken, we may issue up to an aggregate of 13,858,796 shares of our common stock upon the exercise of all of our outstanding warrants for $.001 per share.

Stockholder Approval

Although shareholder approval is not required for this repricing, the Board of Directors believes shareholder ratification of the repricing of all of the Company's outstanding warrants is in the best interests of the Company. Should the shareholders not approve the repricing as described under this Proposal 4, we will not undertake such repricing.

Required Vote

To be approved by the stockholders, the proposal to approve the adjustment of the exercise prices of our outstanding warrants to $.001 per share, if such warrants are exercised during the 20 business day period following the date of the commencement of the repricing, must receive the affirmative vote of a majority of the votes cast, in person or by proxy, at the Special Meeting. Abstentions are treated as shares present or represented and entitled to vote at the Special Meeting and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of this proposal.

Recommendation

Our board of directors believes that it is in the best interests of the Company to effect the repricing of the warrants in order to induce the holders of our warrants to exercise them during a 20 business day period, thereby eliminating the overhang caused by the prospective dilution under the warrants, and to increase the Company's market capitalization, as measured for continued listing on the Nasdaq National Market under NASD Marketplace Rule 4450(b)(1).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4 TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO ADJUST THE EXERCISE PRICE OF OUR OUTSTANDING WARRANTS TO $.001 PER SHARE, IF SUCH WARRANTS ARE EXERCISED DURING THE 20 BUSINESS DAY PERIOD FOLLOWING THE DATE OF THE COMMENCEMENT OF THE REPRICING.

                                   PROPOSAL 5

                       INCREASE OF AUTHORIZED COMMON STOCK

Background

We are seeking your approval to authorize the Board of Directors, in its discretion, to amend our certificate of incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000, which will result in an increase of the total number of authorized shares of capital stock from 170,000,000 to 320,000,000.

Of the 150 million shares of common stock currently authorized, as of January 16, 2002, 62,174,863 shares were issued and outstanding, 26,453,808 shares were reserved for issuance upon conversion of our series H preferred stock and series J-1 preferred stock (assuming each share of outstanding series J-1 preferred stock converts at a conversion price of $.18), 22,896,584 shares were reserved for issuance upon the exercise of outstanding warrants, and 16,660,834 shares were reserved for issuance under our Equity Incentive Plan and other stock options. As a result, only 21,813,911 shares of common stock remain available for future issuance. Accordingly, an increase in the number of authorized shares of common stock is necessary in order to insure a sufficient number of shares are available for issuance upon conversion of the series J-2 preferred stock and series J-3 preferred stock.

Proposal

Under the proposed amendment, the first sentence of Article Four of our certificate of incorporation would be amended and restated as follows:

         "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 320,000,000 shares, of which 300,000,000 shall be designated common stock, $.001 par value per share ("Common Stock"), and 20,000,000 shares shall be designated preferred stock, $.001 par value per share ("Preferred Stock")."

The proposed amendment does not change the number of authorized shares of preferred stock. Our Board of Directors has recommended that our stockholders approve the amendment to the certificate of incorporation. The proposed amendment would provide a sufficient number of shares for issuance upon conversion of the series J preferred stock and would provide the Board of Directors with the ability to issue additional shares of common stock without requiring stockholder approval of such issuances except as otherwise may be required by applicable law or the rules of any stock exchange or trading system on which the securities may be listed or traded, including the Nasdaq Stock Market. Our Board of Directors does not intend to issue any common stock except on the terms which the Board deems to be in the best interest of the Company and our stockholders.

Required Vote

The approval of the amendment to the certificate of incorporation requires the affirmative vote of holders of at least a majority of the outstanding shares of our common stock. If the amendment is not approved, our authorized common stock will not change, and we will be prevented from consummating the Second Closing and Third Closing of the Series J Financing. Abstentions and broker non-votes, because they are not affirmative votes, will have the same effect as a vote against this proposal.

Recommendation

The Board of Directors believes that it is in the best interests of the Company that the stockholders approve the proposal to authorize the Board of Directors, in its discretion, to amend our certificate of incorporation, as it enables the Company to receive the full economic benefit of the Series J Financing.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THIS PROPOSAL 5 TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 300,000,000 AT ANY TIME.

                                  OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                              STOCKHOLDER PROPOSALS

To be considered for inclusion in the proxy statement relating to the Company's Annual Meeting of Stockholders to be held in 2002, stockholder proposals must have been received no later than December 28, 2001. If the Company does not receive notice of any matter to be considered for presentation at the Annual Meeting, by March 13, 2002, management proxies may confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934, as amended. All stockholder proposals should be marked for the attention of President, FiberNet Telecom Group, Inc., 570 Lexington Avenue, New York, New York 10022.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                            By order of the Board of
                                   Directors:



                            Michael S. Liss
                            President and Chief Executive Officer

New York, New York
February __, 2002

                                                                      APPENDIX A

--------------------------------------------------------------------------------

                               WARRANT AGREEMENT



                                     among



                         FIBERNET TELECOM GROUP, INC.



                                      and


                     FIRST CHICAGO INVESTMENT CORPORATION





                         DATED AS OF FEBRUARY 9, 2001

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE I WARRANT CERTIFICATES.............................................  1
     Section 1.1    Warrant Certificates...................................  1
     Section 1.2    Execution of Warrant Certificates......................  1

ARTICLE II REGISTRATION....................................................  2
     Section 2.1    Registration to Beneficiary............................  2
     Section 2.2    Release of Warrants....................................  2
     Section 2.3    Registration of Transfers and Exchanges................  2

ARTICLE III EXERCISE OF WARRANTS...........................................  3

ARTICLE IV PAYMENT OF TAXES................................................  5

ARTICLE V MUTILATED OR MISSING WARRANT CERTIFICATES........................  5

ARTICLE VI RESERVATION OF WARRANT SHARES...................................  5
     Section 6.1    Warrant Shares.........................................  5
     Section 6.2    Obtaining Stock Exchange Listings......................  6
     Section 6.3    Adjustment of Exercise Price and Number of Warrant
                    Shares Issuable........................................  6
     Section 6.4    Adjustment for Change in Capital Stock.................  6
     Section 6.5    Adjustment for Rights Issue............................  7
     Section 6.6    Adjustment for Other Distributions.....................  8
     Section 6.7    Adjustment for Common Stock Issue......................  9
     Section 6.8    Adjustment for Convertible Securities Issue............ 11
     Section 6.9    Current Market Price................................... 12
     Section 6.10   Consideration Received................................. 12
     Section 6.11   When De Minimis Adjustment May Be Deferred............. 13
     Section 6.12   When No Adjustment Required............................ 13
     Section 6.13   Notice of Adjustment................................... 13
     Section 6.14   Notice with respect to Certain Transactions............ 13
     Section 6.15   Reorganization of the Company.......................... 14
     Section 6.16   Company Determination Not Final........................ 14
     Section 6.17   When Issuance or Payment May Be Deferred............... 15
     Section 6.18   Adjustment in Number of Shares......................... 15
     Section 6.19   Form of Warrants....................................... 15

ARTICLE VII FRACTIONAL INTERESTS........................................... 15

ARTICLE VIII NO DILUTION OR IMPAIRMENT; CAPITAL AND OWNERSHIP STRUCTURE.... 16

ARTICLE IX MISCELLANEOUS................................................... 17
     Section 9.1    Notices to Warrant Holders............................. 17
     Section 9.2    Notices to Company and Warrant Holder.................. 18

     Section 9.3    Supplements and Amendments............................. 19
     Section 9.4    Successors............................................. 19
     Section 9.5    Termination............................................ 19
     Section 9.6    Governing Law.......................................... 19
     Section 9.5    Consent to Jurisdiction................................ 19
     Section 9.6    Waiver of Jury Trial................................... 20
     Section 9.7    Entire Agreement; Waivers.............................. 20
     Section 9.8    Benefits of this Agreement............................. 21
     Section 9.9    Counterparts........................................... 21
     Section 9.10   Lock-up Agreements..................................... 21

Exhibit A  -  Form of Warrant Certificates

                               WARRANT AGREEMENT

     This WARRANT AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Agreement") is entered into as of February 9, 2001, among FIBERNET TELECOM GROUP, INC., a Delaware corporation (the "Company"), and FIRST CHICAGO INVESTMENT CORPORATION (the "Beneficiary").

                                   RECITALS
                                   --------

     A. The Company desires and agrees to grant the Beneficiary common stock warrants ("Warrants") to purchase up to 233,129 shares of the fully-diluted common stock, $0.001 par value per share (the "Common Stock"), of the Company, after giving effect to the exercise thereof (the Common Stock or any security substituted for the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), at an initial exercise price equal to $8.00 per share (the "Exercise Price"); and

     B. The Company agrees to execute the Warrants referred to in Recital A above and to deliver such Warrants to the Beneficiary on the date hereof.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                             WARRANT CERTIFICATES


     Section 1.1    Warrant Certificates
                    --------------------

     The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto.
         ---------

     Section 1.2    Execution of Warrant Certificates
                    ---------------------------------

     (a) The Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, Chief Executive Officer or its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, Chief Executive Officer President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates.

     (b) In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been disposed of by the Company, such Warrant Certificates nevertheless may be delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such officer.

                                  ARTICLE II
                           REGISTRATION AND TRANSFER

     Section 2.1    Registration to Beneficiary
                    ---------------------------

     The Company shall number and register the Warrant Certificates in a register as they are issued. The Company may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and shall not be affected by any notice to the contrary.

     Section 2.2    Release of Warrants
                    -------------------

     The Company agrees that it shall release Warrants representing the right to acquire an aggregate of 233,129 shares of the Common Stock of the Company to the Beneficiary or its designee on the date hereof. The terms of this Agreement shall be in full force and effect with respect to such Warrants, including, without limitation, the anti-dilution provisions of Article VI hereof.
                                                    ----------

     Section 2.3    Transfers and Exchanges of Warrants and Warrant Shares.
                    ------------------------------------------------------
     (a) Notwithstanding anything to the contrary herein, the Beneficiary shall not be permitted to assign or otherwise transfer any Warrants or Warrant Certificates.

     (b) Notwithstanding anything to the contrary herein, the Beneficiary shall not be permitted to assign or otherwise transfer any Warrant Share for a period of 35 days following the exercise pursuant to the terms hereof of the Warrant entitling the Beneficiary to receive such Warrant Share; provided, however, that notwithstanding the foregoing, (i) this transfer restriction (i) shall not apply if the Company has not effected a bona fide public offering and sale of Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, and declared effective by the U.S. Securities and Exchange Commission and (ii) shall not prevent the Beneficiary from exercising any of the rights set forth in the Registration Rights Agreement, dated as of May 7, 1999, among the Company and certain investors named therein and in the Equity Registration Rights Joinder Agreement, dated as of the date hereof, among the Company, the Beneficiary and Signal Equity Partners, L.P., and (iii) may be waived in writing by the Company.

     (b) The Warrant holders agree that, prior to any proposed transfer of a Warrant Share, if such transfer is not made pursuant to an effective Registration Statement under the Securities Act of 1933, as amended (the "Act"), such transferee will, if requested by the Company, deliver to the Company:

     (i) an investment covenant reasonably satisfactory to the Company signed by the proposed transferee;

     (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth below on such Warrant Share;

     (iii) an agreement by such transferee that the Company may place a notation on the stock books of the Company or a "stop transfer order" with any transfer agent or registrar with respect to such Warrant Share;

     (iv) an agreement by such transferee to be bound by the provisions of this Section 2.3 relating to the transfer of such Warrant Share; and
     -----------

     (v) an opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that the proposed transfer of such Warrant Share may be made without registration under the Act.

     (c) The Warrant holders agree that each certificate representing Warrant Shares will bear the following legend:

     "THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     (d) Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be cancelled and disposed of by the Company.

                                  ARTICLE III
                             EXERCISE OF WARRANTS

     Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised until 5:00 p.m., New York City time on April 11, 2005 (the "Expiration Date"), to receive from the Company the number of fully paid and nonassessable Warrant Shares that the holder may at the time be entitled to receive in accordance herewith upon the exercise of such Warrant and payment of the Exercise Price. Each Warrant not exercised prior to 5:00 p.m., New York City time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

     A Warrant may be exercised upon surrender to the Company at its office designated for such purpose (the address of which is set forth in Section 9.2
                                                                  -----------
hereof) of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed and upon payment to the Company of the Exercise Price as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made (i) in cash or by certified or official bank check payable to the order of the Company, (ii) through the surrender of preferred equity securities or indebtedness of the Company having a liquidation preference or principal amount, as the case may be, equal to the aggregate Exercise Price to be paid (the Company will pay the accrued interest or dividends on such surrendered debt or preferred equity securities in cash at the time of surrender notwithstanding the stated terms thereof), (iii) by tendering Warrants having a fair market value equal to the Exercise Price or (iv) with any combination of (i), (ii) or
(iii). For purpose of clause (iii) above, the fair market value of the Warrants shall be determined as follows: (A) to the extent the Common Stock is publicly traded and listed on the Nasdaq National Securities Market or a national securities exchange, the fair market value shall be equal to the difference between (1) the Quoted Price of the Common Stock on the date of exercise and (2) the Exercise Price; or (B) to the extent the Common Stock is not publicly traded, or otherwise is not listed on a national securities exchange, the fair market value shall be equal to the value per Warrant as determined in good faith by the Board of Directors of the Company pursuant to Section 6.16.
                                                     ------------

     Subject to the provisions of Article IV hereof, upon such surrender of
                                  ----------
Warrants and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Article VII;
                                                                -----------
provided, however, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in Section 6.15 hereof,
                                                          ------------
or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two Business Days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with cash as provided in Article VII.
                                                                    -----------
Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

     The Warrants shall be exercisable, at the election of the holders thereof, either in full or, from time to time, in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and of Section 1.2 hereof.
               -----------

     All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office.

                                  ARTICLE IV
                               PAYMENT OF TAXES

     The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                                   ARTICLE V
                   MUTILATED OR MISSING WARRANT CERTIFICATES

     In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also reasonably satisfactory to it. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

                                  ARTICLE VI
                         RESERVATION OF WARRANT SHARES

     Section 6.1    Warrant Shares
                    --------------

     (a) The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

     (b) The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase represented by the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants.

The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 9.1 hereof.
            -----------

     (c)  Before taking any action which would cause an adjustment pursuant to
Article VI hereof to reduce the Exercise Price below the then par value (if any)
----------
of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

     (d) The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue and payment of the appropriate Exercise Price, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

     Section 6.2    Obtaining Stock Exchange Listings
                    ---------------------------------

     The Company will, from time to time, take all action which may be necessary so that the Warrant Shares, upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed for so long as such other shares of Common Stock are so listed.

     Section 6.3    Adjustment of Exercise Price and Number of Warrant Shares
                    ---------------------------------------------------------
Issuable
--------

     (a) The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Article VI. For purposes of this
                                            ----------
Article VI, "Common Stock" means shares now or hereafter authorized of any class
----------
of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

     Section 6.4    Adjustment for Change in Capital Stock
                    --------------------------------------
     (a)   If the Company:

     (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

     (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

     (iii) combines its outstanding shares of Common Stock into a smaller number of shares;

     (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

     (v) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

     (b) The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

     (c) If, after an adjustment, a holder of a Warrant may receive shares of two or more classes of capital stock of the Company upon the exercise of such Warrant, then the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Article VI.
                     ----------

     (d) Such adjustment shall be made successively whenever any event listed above shall occur.

     Section 6.5    Adjustment for Rights Issue
                    ---------------------------

     (a) If the Company distributes any rights, options or warrants entitling any person to subscribe for Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock at an offering price which is less than the Current Market Price per share on that record date for such issuance, the Exercise Price shall be adjusted in accordance with the formula:

                    N x P
                O + -----
                      M
     E'  =  E x -----------
                    O + N
     where:

     E' =   the adjusted Exercise Price.

     E  =   the current Exercise Price.

     O  =   the number of shares of Common Stock outstanding on the record date.

     N  =   the number of additional shares of Common Stock offered.

     P  =   the offering price per share of the additional shares.

     M  =   the Current Market Price per share of Common Stock on the record date.

     (b)  For purposes of this Section 6.5, the "offering price" shall include
                               -----------
the amount initially paid for such rights, options or warrants plus the amount to be paid upon exercise or conversion of such rights, options or warrants.

     (c) The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

     (d)   This Section 6.5 does not apply to:
                -----------

     (i) rights, options or warrants issued to the Company's employees under bona fide employment benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such rights would otherwise be covered by this Section 6.5 (but only to the extent that the
                                   -----------
aggregate number of rights, options or warrants excluded hereby and issued after the date of this Agreement shall not exceed the right to subscribe for more than 15% of the Common Stock outstanding on the date of this Agreement, calculated on a fully diluted basis);

     (ii) rights, options or warrants issued to persons in a bona fide public offering to persons that are not Affiliates of the Company, provided that the Beneficiary receives evidence that the Board of Directors of the Company has resolved that such rights, options or warrants were issued for fair value;

     (iii) rights, options or warrants issued to persons who are not affiliates of the Company in a bona fide private placement through a placement agent that is a member firm of the National Association of Securities Dealers, Inc. ("NASD") (except to the extent that any discount from the Current Market Price attributable to restrictions on transferability of such rights, options or warrants, as determined in good faith by the Board of Directors pursuant to
Section 6.16 and described in a Board of Directors' resolution, shall exceed
------------
15%); provided that Tishman Speyer Properties, L.P. and Metromedia Fiber Network Services, Inc. and their affiliates shall not be considered affiliates for purposes of this clause; or

     (iv) Common Stock or other equity securities issued as part of any existing or future strategic arrangement or alliance by the Company or its Subsidiaries to building licensors, landlords, carriers, joint venture partners, vendors, lessors or lenders, and securities or instruments issued in connection with acquisitions, as each such transaction is approved by the Board of Directors of the Company (but only to the extent that the aggregate shares of Common Stock and other equity securities excluded hereby pursuant to this clause
(iv) and issued after April 11, 2000 shall not exceed 15% of the Common Stock outstanding on April 11, 2000 calculated on a fully diluted basis).

     Section 6.6    Adjustment for Other Distributions
                    ----------------------------------

     (a) If the Company distributes to all holders of its Common Stock any of its assets (including but not limited to cash), debt securities, preferred stock, or any rights or warrants to purchase debt securities, preferred stock, assets or other securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

                M-F
     E'  =  E x ---
                 M

     where:

     E' =  the adjusted Exercise Price.

     E  =  the current Exercise Price.

     M = the Current Market Price per share of Common Stock on the record date mentioned below.

     F  =  the fair market value on the record date of the assets, securities, rights or warrants applicable to one share of Common Stock. The Board of Directors shall determine the fair market value pursuant to
           Section 6.16 based upon the trading prices of publicly traded
           ------------
           securities where applicable.

     (b) The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

     (c) This Section does not apply to rights, options or warrants referred to in Section 6.5.
   ------------

     Section 6.7    Adjustment for Common Stock Issue
                    ---------------------------------

     (a) If the Company issues shares of Common Stock for a consideration per share less than the Current Market Price per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                    P
                   --
     E' = E x O  +  M
              -------
                 A
     where:

     E' =   the adjusted Exercise Price.

     E  =   the then current Exercise Price.

     O  =   the number of shares outstanding immediately prior to the issuance of such additional shares.

     P  =   the aggregate consideration received for the issuance of such additional shares.

     M  =   the Current Market Price per share on the date of issuance of such additional shares.

     A  =   the number of shares outstanding immediately after the issuance of such additional shares.

     (b) The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

     (c)     This Section 6.7 does not apply to:
                  -----------

     (i)     any of the transactions described in Section 6.4, Section 6.5 and
                                                  -----------  -----------
Section 6.6 of this Article VI;
-----------         ----------

     (ii) the exercise of warrants or options, or the conversion or exchange of other securities convertible or exchangeable for Common Stock;

     (iii) Common Stock issued upon the exercise of rights or warrants issued to the holders of Common Stock;

     (iv) Common Stock issued to the Company's employees under bona fide employment benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such rights would otherwise be covered by this Section 6.7 (but only to the extent that the aggregate shares of
                -----------
Common Stock excluded hereby and issued after the date of this Agreement shall not exceed more than 15% of the Common Stock outstanding on the date of this Agreement, calculated on a fully diluted basis);

     (v) Common Stock issued to shareholders of any person that is not affiliated with the Company which merges into the Company in proportion to their stock holdings of such person immediately prior to such merger, upon such merger;

     (vi) Common Stock issued in a bona fide public offering to persons that are not Affiliates of the Company, provided that the Beneficiary receives evidence that the Board of Directors of the Company has resolved that Common Stock was issued for fair value;

     (vii) Common Stock issued to persons who are not affiliates of the Company in a bona fide private placement through a placement agent which is a member firm of the NASD (except to the extent that any discount from the Current Market Price attributable to restrictions on transferability of the Common Stock, as determined in good faith by the Board of Directors pursuant to Section
                                                                         -------

6.16 and described in a Board resolution, shall exceed 15%); provided that
----
Tishman Speyer Properties, L.P., Metromedia Fiber Network Services, Inc. and their affiliates shall not be considered affiliates for purposes of this clause; or

     (viii) Common Stock or other equity securities issued as part of any existing or future strategic arrangement or alliance by the Company or its Subsidiaries to building licensors, landlords, carriers, joint venture partners, vendors, lessors or lenders, and securities or instruments issued in connection with acquisitions, as each such transaction is approved by the Board of Directors of the Company (but only to the extent that the aggregate shares of Common Stock and other equity securities excluded hereby pursuant to this clause
(viii) and issued after April 11, 2000 shall not exceed 15% of the Common Stock outstanding on April 11, 2000 calculated on a fully diluted basis).

     Section 6.8    Adjustment for Convertible Securities Issue
                    -------------------------------------------

     (a) If the Company issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in

Section 6.5 and Section 6.6 of this Article VI) for a consideration per share of
-----------     -----------         ----------
Common Stock initially deliverable upon conversion or exchange of such securities less than the Current Market Price per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:

                   P
                   -
     E' =  E X O + M
               -----
               O + D


     where:

     E' =    the adjusted Exercise Price.

     E =     the then current Exercise Price.

     O = the number of shares outstanding immediately prior to the issuance of such securities.

     P = the aggregate consideration received for the issuance of such securities.

     M = the Current Market Price per share on the date of issuance of such securities.

     D = the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

     (b) The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

     (c) If all of the Common Stock deliverable upon conversion or exchange of such securities has not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price that would then be in effect had "D" in the above formula been equal to the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

     (d) This Section 6.8 does not apply to:
              -----------

     (i) convertible securities issued to shareholders of any person that is not affiliated with the Company and that merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger;

     (ii) convertible securities issued in a bona fide public offering to persons that are not Affiliates of the Company, provided that the Beneficiary receives evidence that the Board of Directors of the Company has resolved that such convertible securities were issued for fair value;

     (iii) convertible securities issued to persons who are not affiliates of the Company in a bona fide private placement through a placement agent which is a member firm of the NASD (except to the extent that any discount from the Current Market Price attributable to restrictions on transferability of Common Stock issuable upon conversion, as determined in good faith by the Board of Directors pursuant to Section 6.16 and described in a Board resolution, shall
                      ------------
exceed 15% of the then Current Market Price); provided that Tishman Speyer Properties, L.P., Metromedia Fiber Network Services, Inc. and their respective affiliates shall not be considered affiliates for purposes of this clause; or

     (iv) Common Stock or other equity securities issued as part of any existing or future strategic arrangement or alliance by the Company or its Subsidiaries to building licensors, landlords, carriers, joint venture partners, vendors, lessors or lenders, and securities or instruments issued in connection with acquisitions, as each such transaction is approved by the Board of Directors of the Company (but only to the extent that the aggregate shares of Common Stock and other equity securities excluded hereby pursuant to this clause (iv) and issued after April 11, 2000 shall not exceed 15% of the Common Stock outstanding on April 11, 2000, calculated on a fully diluted basis).

     Section 6.9    Current Market Price
                    --------------------

     (a) In Section 6.5, Section 6.6, Section 6.7 and Section 6.8 of this
            -----------  -----------  -----------     -----------
Article VI the "Current Market Price" per share of Common Stock on any date is
----------
the average of the Quoted Prices of the Common Stock for 15 consecutive trading days commencing 20 trading days before the date in question. The "Quoted Price" of the Common Stock for any given trading day is the last reported sales price of the Common Stock for that trading day as reported by Nasdaq National Market System, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange, which price shall be for consolidated trading if applicable to such exchange, or if the sales price of the Common Stock is not so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the Board of Directors of the Company shall determine the Current Market Price pursuant to
Section 6.16 in good faith.
------------

     Section 6.10   Consideration Received.
                    -----------------------

     (a) For purposes of any computation respecting consideration received pursuant to Section 6.7 and Section 6.8 of this Article VI, the following shall
            -----------     -----------         ----------
apply:

     (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

     (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors pursuant to Section 6.16, based upon the trading
                                            ------------
prices of publicly traded securities where appropriate (irrespective of the accounting treatment thereof), whose determination shall be described in a Board of Directors' resolution;

     (iii) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this subsection).

     Section 6.11   When De Minimis Adjustment May Be Deferred
                    ------------------------------------------

     (a) No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

     (b) All calculations under this Section 6.11 shall be made to the nearest
                                     ------------
cent or to the nearest 1/1000th of a share, as the case may be.

     Section 6.12   When No Adjustment Required
                    ---------------------------

     (a) In addition to the other exceptions provided above,

     (i) no adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest;

     (ii) no adjustment need be made for a change in the par value or no par value of the Common Stock;

     (iii) to the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash; and

     (iv) no adjustment need be made for any additional shares of Common Stock as may be issued by virtue of antidilution provisions contained in options or warrants to purchase Common Stock or securities convertible into shares of Common Stock.

     Section 6.13   Notice of Adjustment
                    --------------------

     Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Article IX hereof.
                    ----------

     Section 6.14   Notice with respect to Certain Transactions
                    -------------------------------------------

     (a) If:

     (i) the Company takes any action that would require an adjustment in the Exercise Price pursuant to Section 6.4, Section 6.5, Section 6.6, Section 6.7 or
                           -----------  -----------  -----------  -----------
Section 6.8 of this Article VI;
-----------         ----------

     (ii) the Company takes any action that would require a supplemental Warrant Agreement pursuant to this Section 6.14; or
                                   ------------

     (iii) there is a liquidation or dissolution of the Company,

the Company shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

     Section 6.15   Reorganization of the Company
                    -----------------------------

     (a) If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article
VI. The successor Company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement.

     (b) If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

     (c) If this Section 6.15 applies, Section 6.4, Section 6.5, Section 6.6,
                 ------------          -----------  -----------  -----------
Section 6.7 and Section 6.8 of this Article VI do not apply.
-----------     -----------         ----------

     Section 6.16   Company Determination Not Final
                    -------------------------------

     Any determination that the Company or its Board of Directors must make pursuant to this Agreement shall be made in good faith and shall be binding on the holders of Warrants, except as set forth herein. The Company shall give each holder of Warrants written notice of any such determination by the Company or its Board of Directors. If a majority of the holders of the Warrants do not agree with any such determination by the Company or its Board of Directors, such holders may request, in a notice delivered to the Company not later than 15 days after the date on which the holders received notice of such determination from the Company, that such determination be made, at the cost of the Company, by an investment banking firm (or, if an investment banking firm is generally not qualified to render such a determination, an appraisal firm) of recognized national standing, which determination shall be final and binding on the Company and the holders of Warrants, absent manifest error.

     Section 6.17   When Issuance or Payment May Be Deferred
                    ----------------------------------------

     In any case in which this Article VI shall require that an adjustment in
                               ----------
the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to
Section 7.1; provided, however, that the Company shall deliver to such holder a
-----------
due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

     Section 6.18   Adjustment in Number of Shares.
                    -------------------------------

     Upon each adjustment of the Exercise Price pursuant to this Article VI,
                                                                 ----------
each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

     N' = N X E
              -
              E'
     where:

     N' = the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

     N = the number or Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

     E' = the adjusted Exercise Price.

     E =  the Exercise Price prior to adjustment.

     Section 6.19  Form of Warrants.
                   -----------------

     Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

                                  ARTICLE VII
                             FRACTIONAL INTERESTS

     The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, other than pursuant to the provisions of this Article VII,
                                                                   -----------
be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the fair market value of such Warrant (as determined in accordance with Article III hereof) on the day
                                          -----------
immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

                                 ARTICLE VIII
          NO DILUTION OR IMPAIRMENT; CAPITAL AND OWNERSHIP STRUCTURE

     If any event shall occur as to which the provisions of Article VI are not
                                                            ----------
strictly applicable, but the failure to make any adjustment would adversely affect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such Article, then, in each such case, the Company shall appoint an investment banking firm of recognized national standing that does not have a direct or material indirect financial interest in the Company or any of its Subsidiaries, which has not been, and, at the time it is called upon to give independent financial advice to the Company, is not (and none of its directors, officers, employees, affiliates or stockholders are) a promoter, director or officer of the Company or any of its Subsidiaries, which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Article VI, necessary to
                                                   ----------
preserve, without dilution, the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holders of the Warrants and shall make the adjustments described therein.

     The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrants from time to time outstanding and
(b) will not take any action which results in any adjustment of the Exercise Price if the total number of Warrant Shares issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purposes of issue upon such exercise. A consolidation, merger, reorganization or transfer of assets involving the Company covered by
Section 6.15 shall not be prohibited by or require any adjustment under this
------------
Article VIII.
------------

                                  ARTICLE IX
                                 MISCELLANEOUS

     Section 9.1    Notices to Warrant Holders.
                    --------------------------

     (a) Upon any adjustment of the Exercise Price pursuant to Article VI, the
                                                               ----------
Company shall promptly thereafter (i) cause to be filed with the Company a certificate of the Company's Chief Financial Officer setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Article IX.
                   ----------

     (b) In the event:

     (i) that the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

     (ii) that the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in Section 6.4); or
               -----------

     (iii) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

     (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

     (v) that the Company proposes to take any action (other than actions of the character described in Section 6.4) which would require an adjustment of the
                       -----------
Exercise Price pursuant to Article VI;
                           ----------

then the Company shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (i) or (ii) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Article IX or any defect
                                                     ----------
therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action. Any notice requirement under this Section 9.1 shall be in addition to any notice requirement under
           -----------
Section 6.15; provided that the Company may deliver one notice that meets all of
------------
the conditions of Section 6.15 and this Section 9.1, which notice shall be
                  ------------          -----------
deemed to have been delivered pursuant to both such Sections.

     (c) Subject to Section 6.16, nothing contained in this Agreement or in any
                    ------------
of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

     Section 9.2    Notices to Company and Warrant Holder.
                    ---------------------------------------

     (a) Any notice or demand authorized by this Agreement to be given or made by the registered holder of any Warrant Certificate to or on the Company, and any notice to be given by the Company to the Beneficiary, shall be sufficiently given or made when and if delivered in person or by overnight courier, addressed to the office of the Company or Beneficiary, as applicable, expressly designated by the Company or Beneficiary, as applicable, as its office for purposes of this Agreement (until the Warrant holders are otherwise notified in accordance with this Section by the Company or the Company is otherwise notified in accordance with this Section by the Beneficiary), as follows:

             To the Company:
             --------------
             FiberNet Telecom Group, Inc.
             570 Lexington Avenue
             New York, New York 10022
             Attention:  Michael S. Liss
             Telecopy:  (212) 405-8920

             To the Beneficiary:
             ------------------
             First Chicago Investment Corporation
             [_____________________]
             [_____________________]
             Attention:  [___________]
             Telecopy:  [___________]

(b) Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally,
(b) one Business Day after being delivered, if delivered by telecopier with confirmation of good transmission, (c) one Business Day after being sent by overnight courier, if sent by overnight courier, (d) two Business Days after being sent by Federal Express or United Parcel Service, if sent by Federal Express or United Parcel Service, or (e) three Business Days after being sent, if sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

     Section 9.3    Supplements and Amendments
                    --------------------------

     The Company may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable; provided that any such supplement or amendment shall not in any way adversely affect the interests of the holders of Warrant Certificates. All other amendments, modifications or supplements to this Agreement may only be made in a written agreement executed by each of the parties hereto.

     Section 9.4    Successors
                    ----------

     The Beneficiary may assign its rights and obligations hereunder to any person without the consent of the Company. The Company may not assign its obligations hereunder. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

     Section 9.5    Termination
                    -----------

     This Agreement shall terminate at 5:00 p.m., New York City time on April 11, 2005. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised.

     Section 9.6    Governing Law
                    -------------

     This Agreement shall be governed by, and shall be construed in and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), except where the application of the law of another jurisdiction is required as a matter of law.

     Section 9.5    Consent to Jurisdiction
                    -----------------------

     Each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof may be brought and maintained in any state or federal court of competent jurisdiction sitting in the state, county and city of New York. Each of the parties hereby by execution hereof (i) hereby irrevocably submits to the non-exclusive jurisdiction of such courts for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and
(ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that it is immune from extraterritorial injunctive relief or other injunctive relief, that its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in the above-named courts or should be dismissed on the grounds of forum non conveniens, should be transferred to any court other than the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any courts other than the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by the above-named courts. Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of the State of New York, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 9.2 hereof is reasonably calculated
                                    -----------
to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that service of process made in accordance with Section 9.2 hereof does not
                                           -----------
constitute good and sufficient service of process.  The provisions of this
Section 9.5 shall not restrict the ability of any party to enforce in any court
-----------
any judgment obtained in the above named courts.

     Section 9.6    Waiver of Jury Trial
                    --------------------

     To the extent not prohibited by applicable law which cannot be waived, each of the parties hereto hereby waives, and covenants that it will not assert (whether as plaintiff, defendant, or otherwise), any right to trial by jury in any forum in any respect of any issue, claim, demand, cause of action, action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Any of the parties hereto may file an original counterpart or a copy of this Section 9.6 with any court as written
                                       -----------
evidence of the consent of each of the parties hereto to the waiver of its right to trial by jury. Each of the parties hereto acknowledges that it has been informed by the other party that the provisions of this Section constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

     Section 9.7    Entire Agreement; Waivers
                    -------------------------

     This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to such subject matter. No waiver of any provision of this Agreement (a) shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar), (b) shall constitute a continuing waiver unless otherwise expressly provided therein or (c) shall be effective unless in writing and executed by each party hereto.

     Section 9.8    Benefits of this Agreement
                    --------------------------

     Nothing in this Agreement shall be construed to give to any person other than the Company and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company and the registered holders of the Warrant Certificates.

     Section 9.9    Counterparts
                    ------------

     This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement or to any amendments, waivers, consents or supplements hereof by telecopier shall be as effective as delivery of a manually executed counterpart thereof.

     Section 9.10   Lock-up Agreements.
                    ------------------

     In the event that (i) the Company undertakes an underwritten offering of securities, (ii) the managing underwriter of such offering requests that the shareholders of the Company that are party to the Registration Rights Agreement dated as of May 7, 1999 (the "Principal Stockholders") enter into "lock-up" agreements with respect to all of their equity securities and (iii) the Company and Principal Stockholders enter into such a "lock-up" agreement, then the Beneficiary shall enter into a reasonable and customary "lock-up" agreement with respect to such underwritten offering having terms no less favorable than the "lock-up" agreement entered into by the Principal Stockholders and in any event terminating in no more than 180 days after the consummation of such offering.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

                              FIBERNET TELECOM GROUP, INC.

                              By:  /s/ Michael S. Liss
                                 --------------------------------------
                                  Name: Michael S. Liss
                                  Title: President and Chief Executive Officer

                              FIRST CHICAGO INVESTMENT CORPORATION

                              By:  /s/ Mark L. Cook
                                 --------------------------------------
                                   Name: Mark L. Cook
                                   Title: Senior Vice President

                              By:______________________________________
                                   Name:
                                   Title

Warrant Agreement

                                                                    EXHIBIT A

                              Warrant Certificate

THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     EXERCISABLE ON OR BEFORE APRIL 11, 2005


No.  _____                                 Warrant to purchase _______ shares

                              Warrant Certificate

                                 [BENEFICIARY]

     This Warrant Certificate certifies that ______________, or its registered assigns, is the registered holder of Warrants expiring April 11, 2005 (the "Warrants") to purchase Common Stock, par value $0.001 per share (the "Common Stock"), of FiberNet Telecom Group, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company on or before 5:00 p.m. New York City Time on April 11, 2005 an amount of fully paid and nonassessable shares of Common Stock as set forth above (the "Warrant Shares") at the initial exercise price per share (the "Exercise Price") equal to $8.00, payable as provided in the Warrant Agreement referred to on the reverse hereof upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

     No Warrant may be exercised after 5:00 p.m., New York City Time on April 11, 2005 and to the extent not exercised by such time such Warrants shall become void.

     Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Warrant Certificate shall not be valid unless executed by the Company.

     IN WITNESS WHEREOF, FiberNet Telecom Group, Inc. has caused this Warrant Certificate to be signed by its Chief Executive Officer or President and by its Secretary, each by his signature.

     Dated:

                              FIBERNET TELECOM GROUP, INC.

                              By:_______________________________________
                                   [Chief Executive Officer/President]

                              By:_______________________________________
                                   Secretary

                         [Form of Warrant Certificate]

                                   [Reverse]

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring April 11, 2005 entitling the holder on exercise to receive shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement, dated as of February 9, 2001 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

     The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price at the office of the Company designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

     The holders of the Warrants are entitled to certain registration rights with respect to the Warrants. Said registration rights are set forth in full in a Registration Rights Agreement, dated as of May 7, 1999, among the Company and certain investors named therein and an Equity Registration Rights Joinder Agreement, dated as of February 9, 2001, among the Company, First Chicago Investment Corporation and Signal Equity Partners, L.P. A copy of these documents may be obtained by the holder hereof upon written request to the Company.

     Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                         [Form of Election to Purchase]

                   (To Be Executed Upon Exercise of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares to the order of FIBERNET TELECOM GROUP, INC. in the amount of $______ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of ________________, whose address is _______________________________ and that such shares be delivered to
________________ whose address is ___________ ______________________.  If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ______________, whose address is _________________________, and that such
Warrant Certificate be delivered to _________________, whose address is
__________________.

                              Signature:

Date:

                                                                      APPENDIX B

                               PURCHASE AGREEMENT
                               ------------------

         This PURCHASE AGREEMENT (this "Agreement"), dated as of December 6, 2001, is entered into by and between FiberNet Telecom Group, Inc., a Delaware corporation (the "Company"), and each of the Purchasers whose names are set forth on Exhibit A hereto (individually, a "Purchaser" and collectively, the "Purchasers"), for the purchase and sale of shares of the Series J Convertible Preferred Stock, par value $.001 per share, consisting of Series J-1 Convertible Preferred Stock (the "Series J-1 Preferred Stock"), Series J-2 Convertible Preferred Stock (the "Series J-2 Preferred Stock") and Series J-3 Convertible Preferred Stock (the "Series J-3 Preferred Stock," and together with the Series J-1 Preferred Stock and the Series J-2 Preferred Stock, the "Preferred Stock"), of the Company, in the manner, and upon the terms, provisions and conditions set forth in this Agreement.

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Purchasers and the Purchasers shall purchase shares of Preferred Stock; and

         WHEREAS, such purchase and sale will be registered under the United States Securities Act of 1933, as amended (the "Securities Act"), pursuant to the Registration Statement (as defined in Section 3(c) hereof).

         NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged by the parties, the Company and the Purchasers hereby agree as follows:

         1.       Preferred Shares; Warrants; Purchase Price; Closing.
                  ----------------------------------------------------

         (a) Upon the following terms and subject to the conditions contained herein, the Purchasers hereby agree to purchase an aggregate of 930 shares of the Company's Series J Convertible Preferred Stock, consisting of the Series J-1 Preferred Stock, Series J-2 Preferred Stock and Series J-3 Preferred Stock (the "Preferred Shares"), convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at a per share price of $10,000 and for an aggregate purchase price of $9,300,000 (the "Purchase Price"). The designation, rights, preferences and other terms and provisions of the Series J Convertible Preferred Stock, consisting of the Series J-1 Preferred Stock, Series J-2 Preferred Stock and Series J-3 Preferred Stock, are set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series J Convertible Preferred Stock attached hereto as Exhibit B (the "Certificate of Designation").

         (b) Upon the following terms and subject to the conditions contained herein, the Purchasers shall be issued Series A Warrants, in substantially the form attached hereto as Exhibit C (the "Series A Warrants"), and Series B Warrants, in substantially the form attached hereto as Exhibit D (the "Series B Warrants," and together with the Series A Warrants, the

"Warrants"), to purchase the number of shares of Common Stock set forth opposite such Purchaser's name on Exhibit A hereto. The Warrants shall have an exercise price equal to the Warrant Price (as defined in the applicable Warrant). The Series A Warrants shall become exercisable on the Shareholder Approval Date (as defined in the Series A Warrants). Sixty percent (60%) of the Series B Warrants shall become exercisable upon consummation of the Second Closing (as defined in Section 1(e) hereof) and the remaining forty percent (40%) shall become exercisable upon consummation of the Third Closing (as defined in Section 1(e) hereof) subject to certain limitations, as more fully described in the Series B Warrants.

         (c) The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of Preferred Stock to effect the issuance of the Preferred Shares.

         (d) The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of Common Stock to effect the conversion of the Preferred Shares which will be issued to the Purchasers at the Initial Closing and the exercise of the Warrants. Any shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants (and such shares when issued) are herein referred to as the "Conversion Shares" and the "Warrant Shares," respectively. The Preferred Shares, the Conversion Shares and the Warrant Shares are sometimes collectively referred to as the "Shares."

         (e) The Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase that number of the Preferred Shares and Warrants set forth opposite their respective names on Exhibit A and subject to the terms and conditions hereof, consummate each of the Closings (as defined below). The Purchase Price of the Preferred Shares and Warrants being acquired by each Purchaser is set forth opposite such Purchaser's name on Exhibit A. The Preferred Shares and Warrants shall be sold and funded in three separate closings (each, a "Closing"). The initial closing under this Agreement (the "Initial Closing") shall take place upon execution of this Agreement by a date no later than December 7, 2001 (the "Initial Closing Date") and shall be funded in the amount of $3,600,000. The second closing under this Agreement (the "Second Closing") shall take place no later than March 15, 2002 (the "Second Closing Date") and shall be funded in the amount of $2,600,000. The third closing under this Agreement (the "Third Closing") shall take place no later than June 15, 2002 (the "Third Closing Date") and shall be funded in the amount of $3,100,000. The Company shall issue the Series J-1 Preferred Stock on the Initial Closing Date, the Series J-2 Preferred Stock on the Second Closing Date and the Series J-3 Preferred Stock on the Third Closing Date. Upon the mutual agreement of the parties, each of the Second Closing and the Third Closing may occur prior to the Second Closing Date and Third Closing Date, respectively. Each Closing under this Agreement shall take place at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 at 1:00 p.m. (eastern time) upon the satisfaction of each of the conditions set forth in Section 4 hereof (each, a "Closing Date").

         (f) Notwithstanding the Company's compliance with the conditions set forth in Section 4 hereof, the Company, in writing and in its sole and absolute discretion, may elect not to consummate the Second Closing and the Third Closing by delivering a cash payment of $400,000 to the Purchasers at any time prior to the Second Closing Date. The Company may elect not to consummate the Third Closing by delivering a cash payment of $200,000 to the Purchasers at any time prior to the Third Closing Date. If the Company elects not to consummate the Second Closing and the Third Closing, forty percent (40%) of the Series B Warrants shall become immediately exercisable. If the Company elects not to consummate the Third Closing, twenty percent (20%) of the Series B Warrants (in addition to the sixty percent (60%) that became exercisable upon consummation of the Second Closing) shall become immediately exercisable.

         2. Representations, Warranties and Covenants of each of the Purchasers.
            -------------------------------------------------------------------
Each of the Purchasers, severally but not jointly, represents and warrants to the Company, and covenants for the benefit of the Company, as follows:

            (a) Each of the Purchasers is an entity duly organized, valid existing and in good standing under the laws of the jurisdiction identified on Exhibit A.

            (b) This Agreement has been duly authorized, validly executed and delivered by each of the Purchasers and is a valid and binding agreement and obligation of each of the Purchasers enforceable against each of the Purchasers in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and each of the Purchasers has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

            (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, will not
(i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) such Purchaser's charter documents or by-laws, or (B) of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which any Purchaser is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over any Purchaser, or any of its material properties or assets or
(iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of any Purchaser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or any of them is subject except in the case of clauses (i)(B) or (iii) for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of any Purchaser to enter into and perform its obligations under this Agreement in any material respect. Each of the Purchasers is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for each of them to execute, deliver or perform any of its obligations under this Agreement or to purchase the Preferred Shares and Warrants in accordance with the terms hereof.

            (d) Each of the Purchasers has received and carefully reviewed copies of the Public Documents (as hereinafter defined). Each of the Purchasers understands that no Federal, state, local or foreign governmental body or regulatory authority has made any finding or determination relating to the fairness of an investment in any of the Shares and that no Federal, state, local or foreign governmental body or regulatory authority has recommended or endorsed, or will recommend or endorse, any investment in any of the Shares. Each of the Purchasers, in making the decision to purchase the Preferred Shares and the Warrants, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

            (e) Each of the Purchasers is purchasing the Preferred Shares and Warrants for its own account for investment and not with a view toward the resale or distribution thereof to others and will not undertake any special selling activities with respect to the Common Stock, which includes, without limitation, any short sale (whether or not against the box).

         3. Representations, Warranties and Covenants of the Company. The
            --------------------------------------------------------
Company represents and warrants to the Purchasers, and covenants for the benefit of the Purchasers, as follows:

            (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect. For purposes of this agreement, "Material Adverse Effect" shall mean any effect on the business, prospects, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries, taken as a whole and/or any condition, circumstance, or situation that would prohibit the Company from entering into and performing any of its obligations under this Agreement in any material respect.

            (b) The Company has furnished the Purchasers with copies of the Company's most recent Annual Report on Form 10-K for fiscal year ended December 31, 2000 (the "Form 10-K") filed with the Securities and Exchange Commission (the "Commission") and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2001 (the "Form 10-Q"; collectively with the Form 10-K, the "Public Documents"). The Public Documents and the Commission Documents at the time of their filing did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. As used herein, "Commission Documents" means all reports, schedules, forms, statements and other documents filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act and the Registration Statement (as defined below) and the Prospectus Supplement (as defined below).

            (c) With respect to the Initial Closing, the Company has filed a prospectus supplement (the "Prospectus Supplement") in connection with the transaction contemplated by this Agreement registering the Shares pursuant to a registration statement on Form S-3, Commission File Number 333-43788 (the "Registration Statement").

            (d) The Company at all times shall remain a reporting company pursuant to the Exchange Act.

            (e) The Certificate of Designation and the Shares have been duly authorized by all necessary corporate action and, upon conversion in accordance with the terms of the Certificate of Designation, and upon payment of the exercise price in accordance with the terms of the Warrants, the shares of Common Stock issuable upon conversion of the Preferred Shares or exercise of the Warrants shall be validly issued and outstanding, fully paid and non-assessable.

            (f) This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

            (g) The execution, delivery and performance of this Agreement and the Certificate of Designation, the issuance of any of the Shares as contemplated by this Agreement and the consummation of the transactions contemplated by this Agreement and the Certificate of Designation by the Company, will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's certificate of incorporation or by-laws, or (B) of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject except in the case of clauses (i)(B) or (iii) for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances which would not have a Material Adverse Effect.

            (h) Except as contemplated by this Agreement, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this

Agreement or the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated by this Agreement (other than any filings which may be required to be made by the Company with the Commission, or Nasdaq National Market or pursuant to any state or "blue sky" securities laws subsequent to the Closing).

            (i) Except as disclosed on Schedule 3(i) delivered at each Closing, there is no action, suit, claim or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending against or affecting the Company, or any of its properties, which questions the validity of this Agreement or the transactions contemplated thereby or any action taken or to be take pursuant thereto. There is no action, suit, claim or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending against or affecting the Company, or any of its properties, which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

            (j) Except as disclosed on Schedule 3(j) delivered at each Closing and as contemplated herein, subsequent to the dates as of which information is given in the Public Documents, the Company has not incurred any material liabilities or material obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business.

            (k) Except as disclosed on Schedule 3(k) delivered at each Closing, the Company has sufficient title and ownership of all trademarks, service marks, trade names, copyrights, patents, trade secrets and other proprietary rights ("Intellectual Property") necessary for its business as now conducted and as proposed to be conducted as described in the Public Documents or the Commission Documents except for any of the foregoing, the absence of which would not reasonably be likely to result in a Material Adverse Effect and, to its knowledge without any conflict with or infringement of the rights of others. Except as set forth in the Public Documents or the Commission Documents, there are no material outstanding options, licenses or agreements of any kind relating to the Intellectual Property, nor is the Company bound by or party to any material options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity.

            (l) Except as disclosed on Schedule 3(l) delivered at each Closing, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares hereunder. The Company will use its best efforts to continue to take all action necessary to continue the listing or trading of its Common Stock on the Nasdaq National Market or any relevant market or system, if applicable, and will comply in all material respects with the Company's reporting, listing (including, without limitation, the listing of the Conversion Shares issuable to the Purchasers upon conversion of the Preferred Shares) or other obligations under the rules of the Nasdaq National Market or any relevant market or system. The Company shall comply with all applicable laws, rules, regulations and orders.

            (m) The Company will promptly notify the Purchasers of (a) its receipt of notice of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement and (b) its becoming aware of the happening of any event as a result of which the prospectus included in the Registration Statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein, or which makes it necessary to change the Registration Statement in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (n) Neither this Agreement or the Schedules hereto contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

            (o) The authorized capital stock of the Company and the shares thereof issued and outstanding as of December 6, 2001 shall be set forth on
Schedule 3(o) delivered at each Closing. All of the outstanding shares of the Company's Common Stock have been duly and validly authorized, and are fully paid and non-assessable. Except as set forth in this Agreement, the Public Documents, the Commission Documents or on Schedule 3(o) delivered at each Closing, as of December 6, 2001, no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement, in the Public Documents, the Commission Documents or on Schedule 3(o) delivered at each Closing, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except as disclosed in the Commission Documents and except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities, as of the date hereof, the Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto which is reasonably likely to have a Material Adverse Effect. The Company has furnished or made available to the Purchasers true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate"), and the Company's Bylaws as in effect on the date hereof (the "Bylaws").

            (p) The Company shall not issue any press release or otherwise make any public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement without the prior approval of the Purchasers, which shall not be unreasonably withheld. Notwithstanding the foregoing, in the event the Company is required by law or regulation to issue a press release or otherwise make a public statement or announcement with respect to this Agreement or the transaction contemplated hereby prior to or after the Closing, the Company shall consult with the Purchasers on the form and substance of such press release or other disclosure.

            (q) During the period commencing on the Initial Closing Date and ending on the date that is eighteen (18) months from the date hereof, the Company covenants and agrees to promptly notify (in no event later than five (5) days after making or receiving an applicable offer) in writing (a "Rights Notice") each of the Purchasers of the terms and conditions of any proposed Subsequent Financing. For the purposes hereof, "Subsequent Financing" shall mean a subsequent offer or sale to, or exchange with (or other type of distribution to), any third party, of Common Stock or any securities convertible, exercisable or exchangeable into Common Stock, including debt securities. The Rights Notice shall describe, in reasonable detail, the proposed Subsequent Financing, the proposed closing date of the Subsequent Financing, which shall be on the date contemplated by the Rights Notice, including, without limitation, all of the material terms and conditions thereof. The Rights Notice shall provide each of the Purchasers an option (the "Rights Option") during the five (5) trading days following delivery of the Rights Notice (the "Option Period") to inform the Company whether any Purchaser will purchase all or part of the securities being offered in such Subsequent Financing on the same, absolute terms and conditions as contemplated by such Subsequent Financing (the "First Refusal Rights"). Delivery of any Rights Notice constitutes a representation and warranty by the Company that there are no other material terms and conditions, arrangements, agreements or otherwise except for those disclosed in the Rights Notice, to provide additional compensation to any party participating in any proposed Subsequent Financing, including, but not limited to, additional compensation based on changes in the purchase price or any type of reset or adjustment of a purchase or conversion price or to issue additional securities at any time after the closing date of a Subsequent Financing. If the Company does not receive notice of exercise of the Rights Option from any Purchaser within the Option Period, the Company shall have the absolute right to close the Subsequent Financing on the scheduled closing date with a third party; provided that all of the terms and conditions of the closing are substantially the same as those provided to the Purchasers in the Rights Notice. If the closing of the proposed Subsequent Financing does not occur within ten (10) days of such proposed closing date, any closing of the contemplated Subsequent Financing or any other Subsequent Financing shall be subject to all of the provisions of this Section 3(q), including, without limitation, the delivery of a new Rights Notice. The provisions of this Section 3(q) shall not apply to issuances of securities in connection with (i) the exercise of the Warrants; (ii) issuances of up to 7,000,000 shares of Common Stock pursuant to the Company's stock option plans and employee stock purchase plans as they now exist or as they may be modified, amended or supplemented in the future; (iii) the issuance of shares of Common Stock in connection with the conversion of the Preferred Shares and the Warrants and any other existing class or series of preferred stock or any other options, warrants or other convertible securities outstanding on the date of this Agreement; (iv) issuances of securities in connection with a strategic arrangement or alliance to building licensors, landlords, carriers, joint venture partners, vendors, consultants, lessors or lenders, and securities or instruments issued in connection with acquisitions so long as such issuances are not for the purpose of raising capital; (v) issuances in connections with strategic license agreements so long as such issuances are not for the purpose of raising capital; (vi) issuances to acquisition candidates; (vii) issuances for fees paid to an investment banker or advisor; (viii) issuances in public secondary offerings; (ix) issuances or deemed issuances of securities in connection with a repricing or adjustment to the exercise price of any outstanding options or warrants outstanding on the date of issuance of the Series J Preferred Stock, provided, however, that the Company shall not reprice or adjust the exercise price of greater than 7,000,000 outstanding options at a price below $.30; and (x) issuance of securities to the Company's existing lenders or replacement lenders.

         4. Conditions Precedent. The obligations hereunder of both the Company
            --------------------
and the Purchasers to enter into this Agreement and sell and purchase the Preferred Shares and Warrants is subject to their satisfaction or waiver, at or before each Closing, of each of the conditions set forth below. These conditions are for the Company's and the Purchasers' sole benefit respectively, and they may waive their own rights at any time in their sole discretion.

            (a) The parties shall have executed and delivered this Agreement.

            (b) The Company shall file the Certificate of Designation designating the Preferred Stock with the Secretary of State of the State of Delaware and shall have delivered a certified copy of the Certificate of Designation to the Purchasers on or prior to the Initial Closing.

            (c) The Registration Statement continues to be effective.

            (d) Prior to each Closing, the Company shall have filed a prospectus supplement to the Registration Statement with regard to the Shares issued at each Closing.

            (e) The Company shall have delivered certificates evidencing the Preferred Shares and the Warrants to the Purchasers.

            (f) Upon receipt of the certificates evidencing the Preferred Shares, the Purchasers shall have delivered to the Company immediately available funds as payment in full of the Purchase Price for the Preferred Shares and the Warrants.

            (g) Each of the representations and warranties of the Company and the Purchasers shall be true and correct in all material respects as of each Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

            (h) The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Closing Date.

            (i) The Company shall have obtained all necessary consents from its lenders prior to the Initial Closing.

            (j) Other than with respect to 100,000 shares of the Company's outstanding Series H Preferred Stock, the Company shall have converted all outstanding shares of the Company's preferred stock (other than the Preferred Shares issued pursuant to this Agreement) into shares of Common Stock prior to the Initial Closing.

            (k) Trading in the Company's Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to each Closing Date, trading in securities generally as reported by Bloomberg Financial Markets ("Bloomberg") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall the Company have suffered a Material Adverse Effect.

            (l) At each Closing, the Purchasers shall have received an opinion of counsel to the Company, dated the date of such Closing, in the form of Exhibit E hereto and such other certificates and documents as the Purchasers or their counsel shall reasonably require incident to such Closing.

            (m) As of each Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and exercise of the Warrants, a number of shares of Common Stock equal to at least 200% of the aggregate number of Shares issuable upon conversion of the Preferred Shares (assuming a Conversion Price (as defined in the Notes) of $.18 on the Initial Closing Date and a Conversion Price of $.09 on the Second Closing Date and the Third Closing Date) and exercise of the Warrants on the Closing Date.

            (n) The Company shall have delivered to the Purchasers a secretary's certificate, dated as of each Closing Date, as to (i) the Resolutions, (ii) the Certificate, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

            (o) All fees and expenses required to be paid by the Company shall have been or authorized to be paid by the Company as of the Initial Closing Date.

            (p) Prior and as a condition only to the Second Closing Date, the Company shall have obtained stockholder approval authorizing upon conversion of the issued and outstanding Preferred Shares the issuance of in excess of 19.99% of the number of shares of Common Stock outstanding on the Closing Date of the Initial Closing. In connection with the conversion of certain of the outstanding shares of preferred stock of the Company, the converting stockholders shall vote their shares in favor of authorizing the issuance of in excess of 19.99% of the number of shares of Common Stock outstanding on the Closing Date of the Initial Closing.

            (q) As a condition to the Second Closing, the Company shall have maintained EBITDA positive results for each of the three full months immediately preceding the Second Closing Date. For purposes hereof, "EBITDA" shall mean net income (loss) before income taxes and minority interest, interest expense, interest income, depreciation and amortization, stock related expense and other non-cash, non-recurring charges, as consistent with the Company's past practices.

            (r) As a condition to the Third Closing, the Company shall have maintained EBITDA positive results for each of the six full months immediately preceding the Third Closing Date.

            (s) The Company shall provide the Purchasers with at least twenty
(20) trading days prior written notice of its election to consummate each of the Second Closing and the Third Closing.

            (t) On each of the Second Closing Date and the Third Closing Date, the Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of the Second Closing Date and Third Closing Date, respectively, confirming the accuracy of the Company's representations, warranties and covenants as of the Initial Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this
Section 4 as of the Second Closing Date and Third Closing Date, respectively.

         5. Fees and Expenses. The Company and the Purchasers shall pay their
            -----------------
respective fees and expenses related to the transactions contemplated by this Agreement; except that the Company shall pay on the Closing Date, all reasonable legal fees and expenses, plus disbursements and out-of-pocket expenses, incurred by the Purchasers of up to $35,000 in connection with the preparation, negotiation, execution and delivery of this Agreement, the Certificate of Designation and the Warrants.

         6. Indemnification.
            ---------------

            (a) The Company will indemnify and hold harmless the Purchasers, each of their directors, fund managers and officers, and each person, if any, who controls the Purchasers within the meaning of Section 15 of the Securities Act, or Section 20(a) of the Exchange Act, from and against any third party claims against such Purchasers or persons identified above that result in losses, claims, damages, liabilities and expenses (including reasonable costs of defense and investigation and all reasonable attorneys' fees) to which the Purchasers, each of their directors, fund managers and officers, and each person, if any, who controls the Purchasers may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Registration Statement relating to the Common Stock being sold to the Purchasers (including any Prospectus Supplement filed in connection with the transactions contemplated hereunder which are a part of it), or any amendment or supplement to it, or (ii) the omission or alleged omission to state in that Registration Statement or any document incorporated by reference in the Registration Statement, a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that the Company shall not be liable under this Section 6(a) to the extent that a court of competent jurisdiction shall have determined by a final judgment (with no appeals available) that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act, undertaken or omitted to be taken by the Purchasers or such person through its bad faith or willful misconduct; provided, however, that the foregoing indemnity shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Purchasers expressly for use in the Registration Statement, any preliminary prospectus or the prospectus (or any amendment or supplement thereto); and provided, further, that with respect to the prospectus, the foregoing indemnity shall not inure to the benefit of the Purchasers or any such person from whom the person asserting any loss, claim, damage, liability or expense purchased Common Stock, if copies of the prospectus were timely delivered to the Purchasers pursuant hereto and a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Purchasers or any such person to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Common Stock to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense.

            (b) The Company will reimburse the Purchasers and each such controlling person promptly upon demand for any legal or other costs or expenses reasonably incurred by the Purchasers or any controlling person in investigating, defending against, or preparing to defend against any such claim, action, suit or proceeding, except that the Company will not be liable to the extent a claim or action which results in a loss, claim, damage, liability or expense arises out of, or is based upon, an untrue statement, alleged untrue statement, omission or alleged omission, included in any Registration Statement, prospectus or Prospectus Supplement or any amendment or supplement to the thereto in reliance upon, and in conformity with, written information furnished by the Purchasers to the Company for inclusion in the Registration Statement, prospectus or Prospectus Supplement.

         7. Indemnification Procedures. Promptly after a person receives notice of a claim or the commencement of an action for which the person intends to seek indemnification under Section 6, the person will notify the indemnifying party in writing of the claim or commencement of the action, suit or proceeding, but failure to notify the indemnifying party will not relieve the indemnifying party from liability under Section 6, except to the extent such indemnifying party has been materially prejudiced by the failure to give notice. The indemnifying party will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and if the indemnifying party acknowledges in writing the obligation to indemnify the party against whom the claim or action is brought, the indemnifying party may (but will not be required to) assume the defense against the claim, action, suit or proceeding with counsel satisfactory to it. After an indemnifying party notifies an indemnified party that the indemnifying party wishes to assume the defense of a claim, action, suit or proceeding the indemnifying party will not be liable for any legal or other expenses incurred by the indemnified party in connection with the defense against the claim, action, suit or proceeding except that if, in the opinion of counsel to the indemnifying party, one or more of the indemnified parties should be separately represented in connection with a claim, action, suit or proceeding the indemnifying party will pay the reasonable fees and expenses of one separate counsel for the indemnified parties. Each indemnified party, as a condition to receiving indemnification as provided in Section 6, will cooperate in all reasonable respects with the indemnifying party in the defense of any action or claim as to which indemnification is sought. No indemnifying party will be liable for any settlement of any action effected without its prior written consent. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement of a pending or threatened action with respect to which an indemnified party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the indemnified party from all liability and claims which are the subject matter of the pending or threatened action.

         If for any reason the indemnification provided for in this agreement is not available to, or is not sufficient to hold harmless, an indemnified party in respect of any loss or liability referred to in Section 6, each indemnifying party will, in lieu of indemnifying the indemnified party, contribute to the amount paid or payable by the indemnified party as a result of the loss or liability, (i) in the proportion which is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and by the indemnified party on the other from the sale of stock which is the subject of the claim, action, suit or proceeding which resulted in the loss or liability or
(ii) if that allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits of the sale of stock, but also the relative fault of the indemnifying party and the indemnified party with respect to the statements or omissions which are the subject of the claim, action, suit or proceeding that resulted in the loss or liability, as well as any other relevant equitable considerations.

         8. Governing Law; Consent to Jurisdiction. This Agreement shall be
            --------------------------------------
governed by and interpreted in accordance with the laws of the State of New York without giving effect to the rules governing the conflicts of laws. Each of the parties consents to the exclusive jurisdiction of the Federal courts whose districts encompass any part of the County of New York located in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein or its agent. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

         9. Notices. All notices and other communications provided for or
            -------
permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, or telecopier, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

              (a)      if to the Company:

                       FiberNet Telecom Group, Inc.
                       570 Lexington Avenue
                       New York, New York 10022
                       Attention: President
                       Tel. No.: (212) 405-6200
                       Fax No.:  (212) 421-8860
                       with a copy to:

                       Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Chrysler Center
                       666 Third Avenue
                       New York, New York 10022
                       Attention: Gordon Caplan
                       Tel. No.:  (212) 935-3000
                       Fax No.:  (212) 983-3115

              (b)      if to the Purchaser:

                       At the address of such Purchaser set forth on Exhibit A with a copy to such Purchaser's counsel as set forth on Exhibit A:

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; or when actually received or refused if sent by other means.

         10. Entire Agreement. This Agreement constitutes the entire
             ----------------
understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

         11. Counterparts. This Agreement may be executed by facsimile signature
             ------------
and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                  [end of page]

         IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

                                    FIBERNET TELECOM GROUP, INC.

                                    By:
                                        -----------------------------------
                                        Name: Michael S. Liss
                                        Title: President


                                    SDS MERCHANT FUND, L.P.

                                    By:
                                        -----------------------------------
                                        Name: Steve Derby
                                        Title: Managing Member

                                    PENNY LANE PARTNERS, L.P.
                                    By: Penny Lane Associates, L.P., its
                                        general partner
                                    By: Penny Lane, Inc., its general partner

                                    By:
                                        -----------------------------------
                                        Name: William R. Denslow, Jr.
                                        Title: Chairman


                                    ALEXANDER ENTERPRISE HOLDINGS CORP.

                                    By:
                                        -----------------------------------
                                        Name: Jared Bluestein
                                        Title: Director

                                    EXHIBIT A
              PURCHASERS / NUMBER OF PREFERRED SHARES AND WARRANTS

Names and Addresses                 Number of Preferred Shares          Dollar Amount
of Purchasers                         & Warrants Purchased              of Investment
-------------                       --------------------------         --------------
SDS Merchant Fund, L.P.             Preferred Shares:                  Initial Closing:
c/o SDS Capital Partners            Initial Closing: 230               $2,300,000
One Sound Shore Drive               Second Closing: 228                Second Closing:
Greenwich, Connecticut 06830        Third Closing: 272                 $2,280,000
Attention: Steve Derby              Series A Warrants: 2,705,941       Third Closing:
Fax No.: (203) 629-0345             Series B Warrants: 3,956,054       $2,720,000
Jurisdiction: Delaware


With a copy to:

Jenkens & Gilchrist Parker Chapin LLP
The Chrysler Building
405 Lexington Avenue
New York, New York 10174
Attention:  Christopher S. Auguste
Tel. No.: (212) 704-6000
Fax No.: (212) 704-6288

Penny Lane Partners, L.P.           Preferred Shares:                  Initial Closing:
One Palmer Square, 309              Initial Closing: 100               $1,000,000
Princeton, New Jersey 08542         Series A Warrants: 1,727,583
Fax No.: (609) 497-0611             Series B Warrants: 0
Attention: William R. Denslow, Jr.
Jurisdiction: Delaware

With a copy to:

O'Sullivan, LLP
30 Rockefeller Plaza
New York, New York 10112
Attention: Audrey A. Rohan
Tel no.: (212) 408-2419
Fax No.: (212) 218-6220

Alexander Enterprise
  Holdings Corp.                    Preferred Shares:                  Initial Closing:
801 Brickell Avenue, Suite 2580     Initial Closing: 30                $300,000
Miami, Florida 33131                Second Closing: 32                 Second Closing:
Fax No.: (305) 530-1635             Third Closing: 38                  $320,000
Attention: Nicolas Berggruen        Series A Warrants: 518,275         Third Closing:
Jurisdiction: British Virgin
 Islands                            Series B Warrants: 553,848         $380,000

                                    EXHIBIT B
                       FORM OF CERTIFICATE OF DESIGNATION

                                    EXHIBIT C
                            FORM OF SERIES A WARRANT

                                    EXHIBIT D
                            FORM OF SERIES B WARRANT

                                    EXHIBIT E
                           FORM OF OPINION OF COUNSEL

                                                                      APPENDIX C


    CERTIFICATE OF DESIGNATION OF THE RELATIVE RIGHTS AND PREFERENCES OF THE
                      SERIES J CONVERTIBLE PREFERRED STOCK
                                  CONSISTING OF
                     SERIES J-1 CONVERTIBLE PREFERRED STOCK,
                   SERIES J-2 CONVERTIBLE PREFERRED STOCK AND
                     SERIES J-3 CONVERTIBLE PREFERRED STOCK
                                       OF
                          FIBERNET TELECOM GROUP, INC.

         The undersigned, the Chief Executive Officer of FiberNet Telecom Group, Inc., a Delaware corporation (the "Company"), in accordance with the provisions of the Delaware General Corporation Law, does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Company, the following resolution creating a series of Series J Convertible Preferred Stock, was duly adopted on November 28, 2001:

         RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by provisions of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), there hereby is created out of the shares of Preferred Stock, par value $.001 per share, of the Company authorized in Article IV of the Certificate of Incorporation (the "Preferred Stock,"), a series of Preferred Stock of the Company, to be named "Series J Convertible Preferred Stock," consisting of "Series J-1 Convertible Preferred Stock," "Series J-2 Convertible Preferred Stock" and "Series J-3 Convertible Preferred Stock," consisting of One Thousand One Hundred (1,100) shares, which series shall have the following designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions:

         1. Designation and Rank. The designation of such series of the
            --------------------
Preferred Stock shall be the Series J Convertible Preferred Stock, par value $.001 per share, consisting of Series J-1 Convertible Preferred Stock (the "Series J-1 Preferred Stock"), Series J-2 Convertible Preferred Stock (the "Series J-2 Preferred Stock") and Series J-3 Convertible Preferred Stock (the "Series J-3 Preferred Stock," and together with the Series J-1 Preferred Stock and the Series J-2 Preferred Stock, the "Series J Preferred Stock"). The number of shares of Series J Preferred Stock shall be One Thousand One Hundred (1,100) Shares, of which three hundred sixty (360) shares shall be designated Series J-1 Preferred Stock, four hundred thirty (430) shares shall be designated Series J-2 Preferred Stock and three hundred ten (310) shares shall be designated Series J-3 Preferred Stock. The Series J Preferred Stock shall rank (i) prior to the common stock, par value $.001 per share (the "Common Stock"), and to all other classes and series of equity securities of the Company which by its terms does not rank senior to the Series J Preferred Stock ("Junior Stock"); (ii) on parity with the Series H Convertible Preferred Stock, and (iii) junior to any class or series of equity securities which by its terms shall rank senior to the Series J Preferred Stock. The Series J Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Company now or hereafter outstanding. The Series J-1 Preferred Stock, Series J-2 Preferred Stock and Series J-3 Preferred Stock shall have the same rights, designations, powers, preferences and relative and other special rights and the same qualifications, limitations and restrictions except with respect to each such series, the Floor Price as defined in Section 5(d) hereof) shall be calculated and fixed on the date of issuance of each such series.

      2. Dividends. The holders of record of shares of Series J Preferred
         ---------
Stock shall not be entitled to receive any dividends.

      3. Voting Rights.
         -------------

         (a) Class Voting Rights. The Series J Preferred Stock shall have the
             -------------------
following class voting rights (in addition to the voting rights set forth in Section 3(b) hereof). So long as ten percent (10%) of the Series J Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least three-fourths (3/4) of the shares of the Series J Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series J Preferred Stock vote separately as a class: (i) authorize, create, issue or increase the authorized or issued amount of any class or series of stock, including but not limited to the issuance of any more shares of previously authorized Preferred Stock, ranking prior to the Series J Preferred Stock, with respect to the distribution of assets on liquidation, dissolution or winding up;
(ii) amend, alter or repeal the provisions of the Series J Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series J Preferred Stock; provided, however, that any creation and issuance of another series of Junior Stock shall not be deemed to adversely affect such rights, preferences, privileges or voting powers; (iii) repurchase, redeem or pay dividends on, shares of the Company's Junior Stock; (iv) amend the Certificate of Incorporation or By-Laws of the Company so as to affect materially and adversely any right, preference, privilege or voting power of the Series J Preferred Stock; provided, however, that any creation and issuance of another series of Junior Stock or any other class or series of equity securities which by its terms shall rank on parity with the Series J Preferred Stock shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers; (v) effect any distribution with respect to Junior Stock (except for issuances or deemed issuances of securities in connection with a repricing or adjustment to the exercise price of any outstanding options or warrants in accordance with Section 5(e)(iii)(ix) hereof); or (vi) reclassify the Company's outstanding securities (except for issuances or deemed issuances of securities in connection with a repricing or adjustment to the exercise price of any outstanding options or warrants in accordance with Section 5(e)(iii)(ix) hereof).

         (b) General Voting Rights. Except with respect to transactions upon
             ---------------------
which the Series J Preferred Stock shall be entitled to vote separately as a class pursuant to Section 3(a) above and except as otherwise required by Delaware law, the Series J Preferred Stock shall have no voting rights. The Common Stock into which the Series J Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as other issued and outstanding Common Stock of the Company.

      4. Liquidation Preference.
         ----------------------

         (a) In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Company, the holders of shares of the Series J Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Company whether such assets are capital or surplus of any nature, an amount equal to $10,000 per share (the "Liquidation Preference Amount") of the Series J Preferred Stock before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are not sufficient to pay in full the Liquidation Preference Amount payable to the holders of outstanding shares of the Series J Preferred Stock and any series of preferred stock or any other class of stock on a parity, as to rights on liquidation, dissolution or winding up, with the Series J Preferred Stock, then all of said assets will be distributed among the holders of the Series H Convertible Preferred Stock, Series J Preferred Stock and the other classes of stock on a parity with the Series H Convertible Preferred Stock and Series J Preferred Stock, if any, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The liquidation payment with respect to each outstanding fractional share of Series J Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series J Preferred Stock. All payments for which this Section 4(a) provides shall be in cash, property (valued at its fair market value as determined by the Company's independent, outside accountant) or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series J Preferred Stock has been paid in cash the full Liquidation Preference Amount to which such holder is entitled as provided herein. After payment of the full Liquidation Preference Amount to which each holder is entitled, such holders of shares of Series J Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.

         (b) A consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, or the effectuation by the Company of a transaction or series of transactions in which more than 50% of the voting shares of the Company is disposed of or conveyed, shall not be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4. In the event of the merger or consolidation of the Company with or into another corporation, the Series J Preferred Stock shall maintain its relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

         (c) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than forty-five (45) days prior to the payment date stated therein, to the holders of record of the Series J Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

      5. Conversion. The holder of Series J Preferred Stock shall have the
         ----------
following conversion rights (the "Conversion Rights"):

         (a) Right to Convert. At any time on or after the Issuance Date, the
             ----------------
holders of any such shares of Series J Preferred Stock may, at such holder's option, subject to the limitations set forth in Section 7 herein, elect to convert (a "Voluntary Conversion") all or any portion of the outstanding shares of Series J Preferred Stock held by such persons into a number of fully paid and nonassessable shares of Common Stock (the "Conversion Rate") equal to the quotient of (i) the Liquidation Preference Amount of the shares of Series J Preferred Stock being converted divided by (ii) the Conversion Price (as defined in Section 5(d)(iii) below) then in effect as of the date of the delivery by such holder of its notice of election to convert.

         (b) Mechanics of Voluntary Conversion. The Voluntary Conversion of
             ---------------------------------
Series J Preferred Stock shall be conducted in the following manner:

         (i) Holder's Delivery Requirements. To convert Series J Preferred Stock
             ------------------------------
into full shares of Common Stock on any date (the "Voluntary Conversion Date"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice"), to the Company, and (B) surrender to a common carrier for delivery to the Company as soon as practicable following such Voluntary Conversion Date but in no event later than six (6) business days after such date the original certificates representing the shares of Series J Preferred Stock being converted (or an affidavit together with an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates") and the originally executed Conversion Notice.

         (ii) Company's Response. Upon receipt by the Company of a facsimile
              ------------------
copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company or its designated transfer agent (the "Transfer Agent"), as applicable, shall, within three (3) business days following the date of receipt by the Company of both, issue and deliver to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") as specified in the Conversion Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled. If the number of shares of Preferred Stock represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of shares of Series J Preferred Stock being converted, then the Company shall, as soon as practicable and in no event later than five
(5) business days after receipt of the Preferred Stock Certificate(s) and at the Company's expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of shares of Series J Preferred Stock not converted.

         (iii) Dispute Resolution. In the case of a dispute as to the arithmetic
               ------------------
calculation of the number of shares of Common Stock to be issued upon conversion, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the arithmetic calculations to the holder via facsimile as soon as possible, but in no event later than two (2) business days after receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion within one (1) business day of such disputed arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile the disputed arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion to the Company's independent, outside accountant. The Company shall cause the accountant to perform the calculations and notify the Company and the holder of the results no later than seventy-two (72) hours from the time it receives the disputed calculations. Such accountant's calculation shall be binding upon all parties absent manifest error. The reasonable expenses of such accountant in making such determination shall be paid by the Company, in the event the holder's calculation was correct, or by the holder, in the event the Company's calculation was correct, or equally by the Company and the holder in the event that neither the Company's or the holder's calculation was correct. The period of time in which the Company is required to effect conversions or redemptions under this Certificate of Designation shall be tolled with respect to the subject conversion or redemption pending resolution of any dispute by the Company made in good faith and in accordance with this Section 5(b)(iii).

         (iv) Record Holder. The person or persons entitled to receive the
              -------------
shares of Common Stock issuable upon a conversion of the Series J Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

         (v) Company's Failure to Timely Convert. If within three (3) business
             -----------------------------------
days of the Company's receipt of the Conversion Notice and the Preferred Stock Certificates to be converted (the "Share Delivery Period") the Company shall fail to issue and deliver to a holder the number of shares of Common Stock to which such holder is entitled upon such holder's conversion of the Series J Preferred Stock or to issue a new Preferred Stock Certificate representing the number of shares of Series J Preferred Stock to which such holder is entitled pursuant to Section 5(b)(ii) (a "Conversion Failure"), in addition to all other available remedies which such holder may pursue hereunder and under the Purchase Agreement dated as of December 6, 2001 (the "Purchase Agreement") between the Company and the initial holder of the Series J Preferred Stock (including indemnification pursuant to Section 6 thereof), the Company shall pay additional damages to such holder on each business day after such third (3rd) business day that such conversion is not timely effected in an amount equal 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis pursuant to Section 5(b)(ii) and to which such holder is entitled and, in the event the Company has failed to deliver a Preferred Stock Certificate to the holder on a timely basis pursuant to Section 5(b)(ii), the number of shares of Common Stock issuable upon conversion of the shares of Series J Preferred Stock represented by such Preferred Stock Certificate, as of the last possible date which the Company could have issued such Preferred Stock Certificate to such holder without violating Section 5(b)(ii) and (B) the Closing Bid Price (as defined in Section 5(d) below) of the Common Stock on the last possible date which the Company could have issued such Common Stock and such Preferred Stock Certificate, as the case may be, to such holder without violating Section 5(b)(ii). If the Company fails to pay the additional damages set forth in this Section 5(b)(v) within five (5) business days of the date incurred, then such payment shall bear interest at the rate of 2% per month (pro rated for partial months) until such payments are made.

         (c) Intentionally Omitted.
             ---------------------

         (d) Conversion Price.
             ----------------

             (i) The term "Conversion Price" shall mean ninety percent (90%) of the Market Price; provided, however, that the Conversion Price shall never be less than 90% of the Floor Price (as defined below).

             (ii) The term "Market Price" means the average of the five (5) lowest Volume Weighted Average Prices (as defined below) for the Company's Common Stock during the fifteen (15) trading days immediately prior to the Voluntary Conversion Date, subject to adjustment under Section 5(e) hereof; provided, that the Market Price shall never be greater than $.50.

             (iii) The term "Volume Weighted Average Price" shall mean the daily volume weighted average price (based on a Trading Day from 9:30 a.m. to 4:00 p.m., eastern time) of the Common Stock of the Company on the Nasdaq National Market (or any successor thereto) as reported by Bloomberg Financial LP using the AQR function.

             (iv) The term "Floor Price" shall mean 50% of the Market Price immediately prior to the date of calculation of such Floor Price; provided, however, that the Floor Price for the initial issuance of the Series J Preferred Stock shall be fixed at $.20 unless adjusted under Section 5(e) hereof. Upon each subsequent issuance of the Series J Preferred Stock, the Floor Price shall be calculated and fixed as of the date of such subsequent issuance for such subsequent issuance and shall be the Floor Price unless adjusted under Section 5(e) hereof. For such subsequent issuance, the Floor Price shall never be calculated to be less than $.10 (unless adjusted pursuant to Section 5(e) hereof) nor greater than $.20.

             (v) The term "Closing Bid Price" shall mean, for any security as of any date, the last closing bid price of such security in the Nasdaq National Market for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the outstanding shares of Series J Preferred Stock.

         (e) Adjustment of Conversion Price.

             (i) Adjustments for Issuance of Additional Shares of Common Stock.
                 -------------------------------------------------------------

             (A) In the event the Company, shall, at any time, from time to time, issue or sell any additional shares of Common Stock or any securities convertible into or exchangeable for, directly or indirectly, Common Stock (the "Additional Shares of Common Stock"), at a price per share less than the Floor Price then in effect or without consideration, the Floor Price then in effect shall be reduced to a price equal to the consideration per share paid for such Additional Shares of Common Stock.

             (ii) Record Date. In case the Company shall take record of the
                  -----------
holders of its Common Stock or any other Preferred Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

             (iii) Certain Issues Excepted. Anything herein to the contrary
                   -----------------------
notwithstanding, the Company shall not be required to make any adjustment of the Conversion Price or the number of shares of Common Stock issuable upon conversion of the Series J Preferred Stock upon the grant of issuances of securities in connection with (i) the exercise of warrants held by the holders of Series J Preferred Stock or the issuances of any Series J Preferred Stock;
(ii) issuances of up to 7,000,000 shares of Common Stock pursuant to the Company's stock option plans and employee stock purchase plans as they now exist or as they may be modified, amended or supplemented in the future; (iii) the issuance shares of Common Stock in connection with the conversion of the Series J Preferred Stock and any other existing class or series of preferred stock or any other options, warrant or other convertible securities outstanding on the Issuance Date; (iv) issuances of securities in connection with a strategic arrangement or alliance to building licensors, landlords, carriers, joint venture partners, vendors, consultants, lessors or lenders, and securities or instruments issued in connection with acquisitions so long as such issuances are not for the purpose of raising capital; (v) issuances in connection with strategic license agreements so long as such issuances are not for the purpose of raising capital; (vi) issuances to acquisition candidates; (vii) issuances for fees paid to an investment to an investment banker or advisor; (viii) issuances in public secondary offerings;
(ix) issuances or deemed issuances of securities in connection with a repricing or adjustment to the exercise price of any outstanding options or warrants outstanding on the date of issuance of the Series J Preferred Stock, provided, however, that the Company shall not reprice or adjust the exercise price of greater than 7,000,000 outstanding options at a price below $.30 (as adjusted for any stock splits, dividends, combinations, reclassifications, recapitalizations and similar events); and (x) issuances of securities to the Company's existing lenders or replacement lenders.

         (f) No Impairment. The Company shall not, by amendment of its
             -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith, assist in the carrying out of all the provisions of this
Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series J Preferred Stock against impairment. In the event a holder shall elect to convert any shares of Series J Preferred Stock as provided herein, the Company cannot refuse conversion based on any claim that such holder or anyone associated or affiliated with such holder has been engaged in any violation of law, unless, an injunction from a court, on notice, restraining and/or enjoining conversion of all or part of said shares of Series J Preferred Stock shall have been issued and the Company posts a surety bond for the benefit of such holder in the amount of the difference between the Conversion Price and the Closing Bid Price on the trading day preceding the date of the attempted conversion multiplied by the number of shares of Series J Preferred Stock sought to be converted, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such holder in the event it obtains judgment.

         (g) Certificates as to Adjustments. Upon occurrence of each adjustment
             ------------------------------
or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of the Series J Preferred Stock pursuant to this
Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such Series J Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the holder of such affected Series J Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series J Preferred Stock. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount.

         (h) Issue Taxes. The Company shall pay any and all issue and other
             -----------
taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series J Preferred Stock pursuant thereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

         (i) Notices. All notices and other communications hereunder shall be in
             -------
writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Company. The Company will give written notice to each holder of Series J Preferred Stock at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any capital reorganization of the Company, a merger or consolidation of the Company with or into another corporation, the sale of all or substantially all of the Company's properties or assets to any other person, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to each holder of Series J Preferred Stock at least twenty (20) days prior to the date on which any capital reorganization of the Company, a merger or consolidation of the Company with or into another corporation, the sale of all or substantially all of the Company's properties or assets to any other person, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

         (j) Fractional Shares. No fractional shares of Common Stock shall be
             -----------------
issued upon conversion of the Series J Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive trading days immediately preceding the Voluntary Conversion Date.

         (k) Reservation of Common Stock. The Company shall, so long as any
             ---------------------------
shares of Series J Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series J Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series J Preferred Stock then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 200% of the number of shares of Common Stock for which the shares of Series J Preferred Stock are at any time convertible (assuming a Conversion Price of $.18 upon issuance of the Series J-1 Preferred Stock and a Conversion Price of $.09 upon issuance of the Series J-2 Preferred Stock and Series J-3 Preferred Stock). The initial number of shares of Common Stock reserved for conversions of the Series J Preferred Stock and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Series J Preferred Stock based on the number of shares of Series J Preferred Stock held by each holder at the time of issuance of the Series J Preferred Stock or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's shares of Series J Preferred Stock, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any person or entity which does not hold any shares of Series J Preferred Stock shall be allocated to the remaining holders of Series J Preferred Stock, pro rata based on the number of shares of Series J Preferred Stock then held by such holder. The Company shall, from time to time in accordance with the Delaware General Corporation Law, as amended, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Company's obligations under this Section 5(k).

         (l) Retirement of Series J Preferred Stock. Conversion of Series J
             --------------------------------------
Preferred Stock shall be deemed to have been effected on the applicable Voluntary Conversion Date and such date is referred to herein as the "Conversion Date". Upon conversion of only a portion of the number of shares of Series J Preferred Stock represented by a certificate surrendered for conversion, the Company shall issue and deliver to such holder at the expense of the Company, a new certificate covering the number of shares of Series J Preferred Stock representing the unconverted portion of the certificate so surrendered as required by Section 5(b)(ii).

         (m) Regulatory Compliance. If any shares of Common Stock to be reserved
             ---------------------
for the purpose of conversion of Series J Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

     6. No Preemptive Rights. Except as provided in Section 5 hereof and in the
        --------------------
Purchase Agreement, no holder of the Series J Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

     7. Conversion Restrictions.
        -----------------------

        (a) Notwithstanding any other provision herein, the Company shall not be obligated to issue any shares of Common Stock upon conversion of the Series J Preferred Stock if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon conversion of the Series J Preferred Stock (the "Exchange Cap") without breaching the Company's obligations to receive shareholder approval prior to such issuance under the rules or regulations of The Nasdaq Stock Market, Inc. or any Alternative Exchange, except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by applicable rules of The Nasdaq Stock Market, Inc. or any Alternative Exchange, for issuances of Common Stock in excess of such amount (the "Shareholder Approval") or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of a majority of the shares of Series J Preferred Stock then outstanding; provided, however, that notwithstanding anything herein to the contrary, the Company, will issue such number of shares of Common Stock issuable upon conversion of the Series J Preferred Stock at the then current Conversion Price up to the Exchange Cap. If the conversion of any shares of Series J Preferred Stock would result in the issuance of Common Stock which in the aggregate would equal or exceed the Exchange Cap, the Company shall within thirty (30) days of such conversion request, (i) call a meeting of its stockholders in order to seek the Shareholder Approval as required by the applicable rules or regulations of Nasdaq or the Alternative Exchange, as applicable (the "Stockholders Meeting"), which Stockholders Meeting shall take place within sixty (60) days of the conversion request and (ii) file a proxy statement with the Securities and Exchange Commission. Until such approval or written opinion is obtained, no holder of Series J Convertible Preferred Stock pursuant to the Purchase Agreement shall be issued, upon conversion of shares of Series J Preferred Stock, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap amount multiplied by (ii) a fraction, the numerator of which is the number of shares of Series J Preferred Stock issued to such holder pursuant to the Purchase Agreement and the denominator of which is the aggregate amount of all the shares of Series J Preferred Stock issued to the holders pursuant to the Purchase Agreement (the "Cap Allocation Amount"). In the event that any holder of Series J Preferred Stock shall convert all of such holder's shares of Series J Preferred Stock into a number of shares of Common Stock which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Series J Preferred Stock on a pro rata basis in proportion to the number of shares of Series J Preferred Stock then held by each such holder. If the Company obtains the Shareholder Approval, the Company shall be obligated to issue upon conversion of the Series J Preferred Stock, in the aggregate, shares of Common Stock in excess of the Exchange Cap. If the Company fails to obtain the Shareholder Approval or call the Stockholder Meeting within the time period set forth herein, any holder of Series J Preferred Stock may exercise its rights pursuant to Section 9(a) hereof. Nothing in this Section 7(a) shall limit a holder's right to request conversion of its shares of Series J Preferred Stock or such holder's rights under Section 9 hereof.

         (b) Notwithstanding anything to the contrary set forth in Section 5 of this Certificate of Designation, at no time may a holder of shares of Series J Preferred Stock convert shares of the Series J Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder owning more than 4.99% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of Series J Preferred Stock providing the Company with seventy-five (75) days notice (pursuant to Section 5(i) hereof) (the "Waiver Notice") that such holder would like to waive Section 7(b) of this Certificate of Designation with regard to any or all shares of Common Stock issuable upon conversion of Series J Preferred Stock, this Section 7(b) shall be of no force or effect with regard to those shares of Series J Preferred Stock referenced in the Waiver Notice.

      8. Redemption.
         ----------

         (a) Redemption Option Upon Major Transaction. In addition to all other
             ----------------------------------------
rights of the holders of Series J Preferred Stock contained herein and to the extent the Company has not previously delivered a Company's Redemption Notice (as defined below) or the holders of the Series J Preferred Stock have not previously converted, immediately prior to the occurrence of a Major Transaction (as defined below), each holder of Series J Preferred Stock shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's shares of Series J Preferred Stock as shall be outstanding on such date of a Major Transaction, out of lawfully available funds, at a price per share of Series J Preferred Stock equal to the Liquidation Preference Amount (the "Major Transaction Redemption Price").

      (b) Redemption Option Upon Triggering Event. In addition to all other
          ---------------------------------------
rights of the holders of Series J Preferred Stock contained herein and to the extent the Company has not previously delivered a Company's Redemption Notice (as defined below) or the holders of the Series J Preferred Stock have not previously converted, after a Triggering Event (as defined below), each holder of Series J Preferred Stock shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's shares of Series J Preferred Stock as shall be outstanding on such date of a Triggering Event, out of lawfully available funds, at a price per share of Series J Preferred Stock equal to 150% of the Liquidation Preference Amount (the "Triggering Event Redemption Price" and the "Major Transaction Redemption Price" are sometimes individually referred to herein as the "Redemption Price").

      (c) Remedy and Rights. Notwithstanding anything else contained herein to
          -----------------
the contrary, including for an event identified in Section 8(e)(iv), the Company shall not be required to redeem, pursuant to the provisions of Section 8(b) hereof, any portion of a holder's outstanding Series J Preferred Stock, or shares of Common Stock issued upon conversion of the Series J Preferred Stock, to the extent the issuance of such Series J Preferred Stock or Common Stock has been registered under the Securities Act of 1933, as amended, and the Common Stock continues to be listed on the Nasdaq National Market, Nasdaq SmallCap Market, the OTC Bulletin Board, the New York Stock Exchange, Inc. or the American Stock Exchange, Inc. In addition, the Company's failure to maintain the effectiveness of the Registration Statement (as such terms are defined in the Purchase Agreement) or failure to conduct each of the Second Closing or Third Closing (as such term is defined in the Purchase Agreement), as applicable, shall not be deemed a breach of any representation, warranty or covenant of the Purchase Agreement, this Certificate of Designation or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby.

      (d) "Major Transaction". A "Major Transaction" shall be deemed to have
           -----------------
occurred at such time as any of the following events:

         (i) the consolidation, merger or other business combination of the Company with or into another Person (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or (B) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities);

         (ii) the sale or transfer of all or substantially all of the Company's assets; or

         (iii) consummation of a purchase, tender or exchange offer made for the outstanding shares of Common Stock to the holders of more than 30% of the outstanding shares of Common Stock within eighteen (18) months from the date of filing of this Certificate of Designation.

      (e) "Triggering Event". A "Triggering Event" shall be deemed to have
           ----------------
occurred at such time as any of the following events:


         (i) the suspension from listing or the failure of the Common Stock to be listed on the Nasdaq National Market, the Nasdaq SmallCap Market, the OTC Bulletin Board, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc., as applicable, for a period of five (5) consecutive trading days;

         (ii) the Company's notice to any holder of Series J Preferred Stock, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 9) or its intention not to comply with proper requests for conversion of any Series J Preferred Stock into shares of Common Stock;

         (iii) the Company's failure to comply with a Conversion Notice tendered in accordance with the provisions of this Certificate of Designation within ten
(10) business days after the receipt by the Company of the Conversion Notice and the Preferred Stock Certificates; or

         (iv) the Company breaches any representation, warranty or covenant of the Purchase Agreement, this Certificate of Designation or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in the Purchase Agreement) and except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of a least fifteen (15) days.

      (f) Mechanics of Redemption at Option of Buyer Upon Major Transaction. No
          -----------------------------------------------------------------
sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice thereof via facsimile and overnight courier ("Notice of Major Transaction") to each holder of Series J Preferred Stock. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time within ten (10) days prior to a Major Transaction), any holder of Series J Preferred Stock then outstanding may require the Company to redeem, effective immediately prior to the consummation of such Major Transaction, all of the holder's Series J Preferred Stock then outstanding by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Buyer Upon Major Transaction") to the Company, which Notice of Redemption at Option of Buyer Upon Major Transaction shall indicate (i) the number of shares of Series J Preferred Stock that such holder is electing to redeem and (ii) the applicable Major Transaction Redemption Price, as calculated pursuant to Section 8(a) above.

      (g) Mechanics of Redemption at Option of Buyer Upon Triggering Event.
          ----------------------------------------------------------------
Within one (1) day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier ("Notice of Triggering Event") to each holder of Series J Preferred Stock. At any time after the earlier of a holder's receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of Series J

Preferred Stock then outstanding may require the Company to redeem all of the Series J Preferred Stock by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Buyer Upon Triggering Event") to the Company, which Notice of Redemption at Option of Buyer Upon Triggering Event shall indicate (i) the number of shares of Series J Preferred Stock that such holder is electing to redeem and (ii) the applicable Triggering Event Redemption Price, as calculated pursuant to Section 8(b) above.

      (h) Payment of Redemption Price. Upon the Company's receipt of a Notice(s)
          ---------------------------
of Redemption at Option of Buyer Upon Triggering Event or a Notice(s) of Redemption at Option of Buyer Upon Major Transaction from any holder of Series J Preferred Stock, the Company shall immediately notify each holder of Series J Preferred Stock by facsimile of the Company's receipt of such Notice(s) of Redemption at Option of Buyer Upon Triggering Event or Notice(s) of Redemption at Option of Buyer Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Company such holder's Preferred Stock Certificates which such holder has elected to have redeemed. The Company shall deliver the applicable Major Transaction Redemption Price immediately prior to the consummation of the Major Transaction; provided that a holder's Preferred Stock Certificates shall have been so delivered to the Company; provided further that if the Company is unable to redeem all of the Series J Preferred Stock to be redeemed, the Company shall redeem an amount from each holder of Series J Preferred Stock being redeemed equal to such holder's pro-rata amount (based on the number of shares of Series J Preferred Stock held by such holder relative to the number of shares of Series J Preferred Stock outstanding) of all Series J Preferred Stock being redeemed. If the Company shall fail to redeem all of the Series J Preferred Stock submitted for redemption (other than pursuant to a dispute as to the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Series J Preferred Stock may have under this Certificate of Designation and the Purchase Agreement, the applicable Redemption Price payable in respect of such unredeemed Series J Preferred Stock shall bear interest at the rate of 1.0% per month (prorated for partial months) until paid in full. Until the Company pays such unpaid applicable Redemption Price in full to a holder of shares of Series J Preferred Stock submitted for redemption, such holder shall have the option (the "Void Optional Redemption Option") to, in lieu of redemption, require the Company to promptly return to such holder(s) all of the shares of Series J Preferred Stock that were submitted for redemption by such holder(s) under this Section 8 and for which the applicable Redemption Price has not been paid, by sending written notice thereof to the Company via facsimile (the "Void Optional Redemption Notice"). Upon the Company's receipt of such Void Optional Redemption Notice(s) and prior to payment of the full applicable Redemption Price to such holder, (i) the Notice(s) of Redemption at Option of Buyer Upon Major Transaction shall be null and void with respect to those shares of Series J Preferred Stock submitted for redemption and for which the applicable Redemption Price has not been paid, (ii) the Company shall immediately return any Series J Preferred Stock submitted to the Company by each holder for redemption under this Section 8(d) and for which the applicable Redemption Price has not been paid and (iii) the Conversion Price of such returned shares of Series J Preferred Stock shall be adjusted to the lesser of
(A) the Conversion Price and (B) the lowest Closing Bid Price during the period beginning on the date on which the Notice(s) of Redemption of Option of Buyer Upon Major Transaction is delivered to the Company and ending on the date on which the Void Optional Redemption Notice(s) is delivered to the Company; provided that no adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect. A holder's delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice. Payments provided for in this Section 8 shall have priority to payments to stockholders other than holders of Series H Convertible Preferred Stock in connection with a Major Transaction.

      (i) Company's Redemption Option. The Company may redeem all or a portion
          ---------------------------
of the Series J Preferred Stock outstanding upon five (5) days prior written notice (the "Company's Redemption Notice") at a price per share of Series J Preferred Stock equal to 150% of the Liquidation Preference Amount plus liquidated damages; provided, that if a holder has delivered a Conversion Notice to the Company or delivers a Conversion Notice within twenty-four (24) hours of receipt of the Company's Redemption Notice, the shares of Series J Preferred Stock designated to be redeemed may be converted by such holder. The Company's Redemption Notice shall state the date of redemption which date shall be the sixth (6th) day after the Company has delivered the Company's Redemption Notice (the "Company's Redemption Date"), the Company's Redemption Price and the number of shares to be redeemed by the Company. The Company shall not send a Company's Redemption Notice unless it has good and clear funds for a minimum of the amount it intends to redeem in a bank account controlled by the Company; provided that if the redemption is expected to be made contemporaneous with the closing of a public underwritten offering of the Company, then the Company may not have good and clear funds in the bank account at the time of the Company's Redemption Notice and may not send any such Company's Redemption Notice earlier than the day immediately prior to the date the public offering is priced. The Company shall deliver the Company's Redemption Price to the holder(s) within five (5) business days after the Company has delivered the Company's Redemption Notice, provided, that if the holder(s) delivers a Conversion Notice before the Company's Redemption Date, then the portion of the Company's Redemption Price which would be paid to redeem the shares of Series J Preferred Stock covered by such Conversion Notice shall be returned to the Company upon delivery of the Common Stock issuable in connection with such Conversion Notice to the holder(s). On the Redemption Date, the Company shall pay the Company's Redemption Price, subject to any adjustment pursuant to the immediately preceding sentence, to the holder(s) on a pro rata basis, provided, however, that upon receipt by the Company of the Preferred Stock Certificates to be redeemed pursuant to this Section 8(i), the Company shall, on the next business day following the date of receipt by the Company of such Preferred Stock Certificates, pay the Company's Redemption Price to the holder(s) on a pro rata basis. If the Company fails to pay the Company's Redemption Price by the sixth
(6th) business day after the Company has delivered the Company's Redemption Notice (or in the case of a public offering, the closing of the public offering), the redemption will be declared null and void and the Company shall lose its right to serve a Company's Redemption Notice in the future.

      (j) Notwithstanding any other provision herein to the contrary, in the event that the holders of Series H Convertible Preferred Stock are entitled to redemption rights relating to any event for which the holders of the Series J Preferred Stock also are entitled to redemption rights under this Section 8, redemptions made by the Company to all such holders shall be made on a pro rata basis based on the aggregate redemption proceeds that would have been received by such holders for the shares being redeemed had the full amount of redemption proceeds been available.

   9. Inability to Fully Convert.
      --------------------------

      (a) Holder's Option if Company Cannot Fully Convert. If, upon the
          -----------------------------------------------
Company's receipt of a Conversion Notice, the Company cannot issue shares of Common Stock for any reason, including, without limitation, because the Company
(w) does not have a sufficient number of shares of Common Stock authorized and available, (x) failed to call the Stockholder Meeting within the time period set forth in Section 7 hereof, or (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities from issuing all of the Common Stock which is to be issued to a holder of Series J Preferred Stock pursuant to a Conversion Notice, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and pursuant to Section 5(b)(ii) above and, with respect to the unconverted Series J Preferred Stock, the holder, solely at such holder's option, can elect, within five (5) business days after receipt of notice from the Company thereof to:

         (i) require the Company to redeem, out of lawfully available funds, from such holder those Series J Preferred Stock for which the Company is unable to issue Common Stock in accordance with such holder's Conversion Notice ("Mandatory Redemption") at a price per share equal to the Triggering Event Redemption Price as of such Conversion Date (the "Mandatory Redemption Price"); or

         (ii) void its Conversion Notice and retain or have returned, as the case may be, the shares of Series J Preferred Stock that were to be converted pursuant to such holder's Conversion Notice (provided that a holder's voiding its Conversion Notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice).

      (b) Mechanics of Fulfilling Holder's Election. The Company shall
          -----------------------------------------
immediately send via facsimile to a holder of Series J Preferred Stock, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 9(a) above, a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate
(i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice, (ii) the number of Series J Preferred Stock which cannot be converted and (iii) the applicable Mandatory Redemption Price. Such holder shall notify the Company of its election pursuant to Section 9(a) above by delivering written notice via facsimile to the Company ("Notice in Response to Inability to Convert").

      (c) Payment of Redemption Price. If such holder shall elect to have its
          ---------------------------
shares redeemed pursuant to Section 9(a)(i) above, the Company shall pay the Mandatory Redemption Price in cash to such holder within thirty (30) days of the Company's receipt of the holder's Notice in Response to Inability to Convert, provided that prior to the Company's receipt of the holder's Notice in Response to Inability to Convert the Company has not delivered a notice to such holder stating, to the satisfaction of the holder, that the event or condition resulting in the Mandatory Redemption has been cured and all Conversion Shares issuable to such holder can and will be delivered to the holder. If the Company shall fail to pay the applicable Mandatory Redemption Price to such holder on a timely basis as described in this Section 9(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Redemption

Price), in addition to any remedy such holder of Series J Preferred Stock may have under this Certificate of Designation and the Purchase Agreement, such unpaid amount shall bear interest at the rate of 1.0% per month (prorated for partial months) until paid in full. Until the full Mandatory Redemption Price is paid in full to such holder, such holder may (i) void the Mandatory Redemption with respect to those Series J Preferred Stock for which the full Mandatory Redemption Price has not been paid, (ii) receive back such Series J Preferred Stock, and (iii) require that the Conversion Price of such returned Series J Preferred Stock be adjusted to the lesser of (A) the Conversion Price and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the holder voided the Mandatory Redemption.

         (d) Pro-rata Conversion and Redemption. In the event the Company
             ----------------------------------
receives a Conversion Notice from more than one holder of Series J Preferred Stock on the same day and the Company can convert and redeem some, but not all, of the Series J Preferred Stock pursuant to this Section 9, the Company shall convert and redeem from each holder of Series J Preferred Stock electing to have Series J Preferred Stock converted and redeemed at such time an amount equal to such holder's pro-rata amount (based on the number shares of Series J Preferred Stock held by such holder relative to the number shares of Series J Preferred Stock outstanding) of all shares of Series J Preferred Stock being converted and redeemed at such time.

         (e) Notwithstanding any other provision herein to the contrary, in the event that the holders of Series H Convertible Preferred Stock are entitled to conversion or redemption rights relating to any event for which the holders of the Series J Preferred Stock also are entitled to conversion or redemption rights under this Section 9, conversions or redemptions made by the Company to all such holders shall be made on a pro rata basis based on the aggregate conversion shares or redemption proceeds that would have been received by such holders for the shares being converted or redeemed had the full amount of conversion shares or redemption proceeds been available.

      10. Vote to Change the Terms of or Issue Preferred Stock. So long as ten
          ----------------------------------------------------
percent (10%) of the shares of Series J Preferred Stock remain outstanding, the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the holders of not less than three-fourths (3/4) of the then outstanding shares of Series J Preferred Stock, shall be required
(a) for any change to this Certificate of Designation or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series J Preferred Stock, provided that issuances of securities junior to the Series J Preferred Stock will not be deemed to amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series J Preferred Stock, or (b) for the issuance of shares of Series J Preferred Stock other than pursuant to the Purchase Agreement.

      11. Lost or Stolen Certificates. Upon receipt by the Company of evidence
          ---------------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series J Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Preferred Stock Certificates if the holder contemporaneously requests the Company to convert such shares of Series J Preferred Stock into Common Stock.

      12. Remedies, Characterizations, Other Obligations, Breaches and
          ------------------------------------------------------------
Injunctive Relief. The remedies provided in this Certificate of Designation
-----------------
shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series J Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Series J Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

      13. Specific Shall Not Limit General; Construction. No specific provision
          ----------------------------------------------
contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all initial purchasers of the Series J Preferred Stock and shall not be construed against any person as the drafter hereof.

      14. Failure or Indulgence Not Waiver. No failure or delay on the part of a
          --------------------------------
holder of Series J Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

      IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate and does affirm the foregoing as true this 6th day of December, 2001.

                             FIBERNET TELECOM GROUP, INC.



                             By:
                                 ----------------------------------------
                                 Name: Michael S. Liss
                                 Title: Chief Executive Officer

                                                                       EXHIBIT I

                          FIBERNET TELECOM GROUP, INC.
                                CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series J Preferred Stock of FiberNet Telecom Group, Inc. (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series J Preferred Stock, par value $.001 per share (the "Preferred Shares"), of FiberNet Telecom Group, Inc., a Delaware corporation (the "Company"), indicated below into shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

    Date of Conversion:
                        -----------------------------------------------------

    Number of Preferred Shares to be converted:
                                                -----------------------------

    Stock certificate no(s). of Preferred Shares to be converted:
                                                                  -----------

      The Common Stock have been sold pursuant to the Registration Statement (as
defined in the Purchase Agreement): YES ____    NO____

Please confirm the following information:

         Conversion Price:
                           --------------------------------------------------

         Number of shares of Common Stock

         to be issued:
                      -------------------------------------------------------

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

         Issue to:
                                   -----------------------------------------

         Facsimile Number:
                                   -----------------------------------------

         Authorization:
                                   -----------------------------------------

                                   By:
                                       -------------------------------------

                                   Title:
                                          ----------------------------------

         Dated:


                                 PRICES ATTACHED

                                                                      APPENDIX D

                          SERIES A WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                          FIBERNET TELECOM GROUP, INC.

                            Expires December __, 2006

No.: W-A-__                                        Number of Shares: ___________
Date of Issuance: December __, 2001


         FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, FiberNet Telecom Group, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that _______________________________ or its registered assigns is entitled to subscribe for and purchase, during the period specified in this Series A Warrant, up to ____________________________________ (_____________) shares
(subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

         1. Term. The right to subscribe for and purchase shares of Warrant
            ----
Stock represented hereby shall commence on the Shareholder Approval Date and shall expire at 5:00 p.m., eastern time, on December __, 2006 (such period being the "Term").

         2. Method of Exercise Payment; Issuance of New Warrant; Transfer and
            -----------------------------------------------------------------
Exchange.
--------

         (a) Time of Exercise. The purchase rights represented by this Warrant
             ----------------
may be exercised in whole or in part at any time and from time to time during the Term commencing on the Shareholder Approval Date.

         (b) Method of Exercise. The Holder hereof may exercise this Warrant, in
             ------------------
whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by "cashless exercise" by surrender to the Issuer for cancellation of a portion of this Warrant representing that number of unissued shares of Warrant

Stock which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the Warrant Price by the number of shares of Warrant Stock being purchased upon such exercise by (B) the Per Share Market Value as of the date of such exercise, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant. In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of clause (ii) of this subsection (b), such exercise shall be accompanied by written notice from the Holder of this Warrant specifying the manner of payment thereof and containing a calculation showing the number of shares of Warrant Stock with respect to which rights are being surrendered thereunder and the net number of shares to be issued after giving effect to such surrender.

         (c) Issuance of Stock Certificates. In the event of any exercise of the
             ------------------------------
rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise or, at the request of the Holder, issued and delivered to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

         (d) Transferability of Warrant. Subject to Section 2(e), this Warrant
             --------------------------
may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph and subject to the provisions of subsection (e) of this Section 2, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

         (e) Continuing Rights of Holder. The Issuer will, at the time of or at
             ---------------------------
any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

         3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.
            ---------------------------------------------------------------


         (a) Stock Fully Paid. The Issuer represents, warrants, covenants and
             ----------------
agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         (b) Reservation. If any shares of Common Stock required to be reserved
             -----------
for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

         (c) Covenants. The Issuer shall not by any action including, without
             ---------
limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock or which would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

         (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence
             ------------------------------------
satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

         4. Adjustment of Warrant Price and Warrant Share Number. The number of
            ----------------------------------------------------
shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Section 5.

         (a) Recapitalization, Reorganization, Reclassification, Consolidation,
             ------------------------------------------------------------------
Merger or Sale.
--------------

                  (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or
         (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or
         (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled (x) upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4 or (y) to sell this Warrant (or, at such Holder's election, a portion hereof) concurrently with the Triggering Event to the Person continuing after or surviving such Triggering Event, or to the Issuer (if Issuer is the continuing or surviving Person) at a sales price equal to the amount of cash, property and/or Securities to which a holder of the number of shares of Common Stock which would otherwise have been delivered upon the exercise of this Warrant would have been entitled upon the effective date or closing of any such Triggering Event (the "Event Consideration"), less the amount or portion of such Event Consideration having a fair value equal to the aggregate Warrant Price applicable to this Warrant or the portion hereof so sold.

                  (ii) Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any Triggering Event if, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such shares of Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

                  (iii) If with respect to any Triggering Event, the Holder of this Warrant has exercised its right as provided in clause (y) of subparagraph (i) of this subsection (a) to sell this Warrant or a portion thereof, the Issuer agrees that as a condition to the consummation of any such Triggering Event the Issuer shall secure such right of Holder to sell this Warrant to the Person continuing after or surviving such Triggering Event and the Issuer shall not effect any such Triggering Event unless upon or prior to the consummation thereof the amounts of cash, property and/or Securities required under such clause (y) are delivered to the Holder of this Warrant. The obligation of the Issuer to secure such right of the Holder to sell this Warrant shall be subject to such Holder's cooperation with the Issuer, including, without limitation, the giving of customary representations and warranties to the purchaser in connection with any such sale. Prior notice of any Triggering Event shall be given to the Holder of this Warrant in accordance with Section 12 hereof.

         (b) Stock Dividends, Subdivisions and Combinations. If at any time the
             ----------------------------------------------
Issuer shall:

                  (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                  (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

         (c) Certain Other Distributions. If at any time the Issuer shall take a
             ---------------------------
record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

                  (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

                  (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm of recognized national standing acceptable to the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

         (d) Issuance of Additional Shares of Common Stock.
             ---------------------------------------------

                  (i) Commencing nine months after the Original Issue Date, in the event the Issuer, shall, at any time, from time to time, issue or sell any Additional Shares of Common Stock (including Treasury Shares) for a consideration per share less than the Warrant Price then in effect for the Warrant immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Warrant Price then in effect for the Warrants shall be reduced to a price equal to the consideration per share paid for such Additional Shares of Common Stock.

                  (ii) If at any time the Issuer shall at any time issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock less than the Per Share Market Value at the time the Additional Shares of Common Stock are issued or sold, then, forthwith upon such issue or sale, the Warrant Price then in effect for the Warrants shall be reduced by the product of the Warrant Price then in effect multiplied by the Market Dilution Percentage and the number of shares of Common Stock for which this Warrant is exercisable shall be increased by the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issuance or sale multiplied by the Market Dilution Percentage. "Market Dilution Percentage" shall mean the percentage by which such issuance or sale is below the lesser of the Per Share Market Value or the per share market value of the Common Stock as calculated pursuant to the terms of any other financings of the Issuer.

                  (iii) If at any time the Issuer shall issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock which is less than the Warrant Price or the Per Share Market Value at the time the Additional Shares of Common Stock are issued or sold, the adjustment required under Section 4(d) shall be made in accordance with the formula in paragraph (i) or (ii) above which results in the lower Warrant Price following such adjustment. The provisions of paragraphs (i) and
(ii) of Section 4(d) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4(b) or 4(c). No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) or (ii) of Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e) or Section 4(f).

         (e) Issuance of Warrants or Other Rights. If at any time the Issuer
             ------------------------------------
shall take a record of the Holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents (or issue any warrant or other rights therefor), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Common Stock Equivalents (or any warrant or other rights therefor) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Warrant Price then in effect shall be adjusted as provided in Section 4(d) on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other rights. No adjustments of the Warrant Price then in effect or the number of Warrant Shares for which this Warrant is exercisable shall be made upon the actual issue of such Common Stock or of such Common Stock Equivalents upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Common Stock Equivalents.

         (f) Issuance of Common Stock Equivalents. If at any time the Issuer
             ------------------------------------
shall take a record of the Holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be adjusted as provided in Section 4(d) on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Common Stock Equivalents shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Common Stock Equivalents. No further adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made under this Section 4(f) upon the issuance of any Common Stock Equivalents which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4(e). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

         (g) Superseding Adjustment. If, at any time after any adjustment of the
             ----------------------
number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall have been made pursuant to Section 4(e) or
Section 4(f) as the result of any issuance of warrants, other rights or Common Stock Equivalents, and (i) such warrants or other rights, or the right of conversion or exchange in such other Common Stock Equivalents, shall expire, and all or a portion of such warrants or other rights, or the right of conversion or exchange with respect to all or a portion of such other Common Stock Equivalents, as the case may be shall not have been exercised, or (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Upon the occurrence of an event set forth in this Section 4(g) above, there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or other rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such Common Stock Equivalents; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

         (h) Purchase of Common Stock by the Issuer. If the Issuer at any time
             --------------------------------------
while this Warrant is outstanding shall, directly or indirectly through a Subsidiary or otherwise, purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Per Share Market Value, then the Warrant Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Per Share Market Value; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subsection (h), the date as of which the Per Share Market Price shall be computed shall be the earlier of (x) the date on which the Issuer shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock. For the purposes of this subsection (h), a purchase, redemption or acquisition of a Common Stock Equivalent shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such Common Stock Equivalent on the date as of which such computation is required hereby to be made, whether or not such Common Stock Equivalent is actually exercisable, convertible or exchangeable on such date; provided, however, that the foregoing shall not apply to the redemption of the Issuer's series H convertible preferred stock or Series J convertible preferred stock.

         (i) Other Provisions applicable to Adjustments under this Section. The
             -------------------------------------------------------------
following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

                  (i) Computation of Consideration. To the extent that any
                      ----------------------------
Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Issuer. In case any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued in connection with any merger in which the Issuer issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Issuer, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Common Stock Equivalents, or any warrants or other rights therefor, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing warrants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied.

         (ii) When Adjustments to Be Made. The adjustments required by this
              ---------------------------
Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

         (iii) Fractional Interests. In computing adjustments under this Section
               --------------------
4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

         (iv) When Adjustment Not Required. If the Issuer shall take a record of
              ----------------------------
the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

      (j) Form of Warrant after Adjustments. The form of this Warrant need not
          ---------------------------------
be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

      (k) Escrow of Warrant Stock. If after any property becomes distributable
          -----------------------
pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

      5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share
         ---------------------
Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big five" selected by the Holder, provided that the Issuer shall have ten (10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by the Issuer.


      6. Fractional Shares. No fractional shares of Warrant Stock will be issued
         -----------------
in connection with and exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

      7. Ownership Cap and Certain Exercise Restrictions.
         -----------------------------------------------

      (a) Notwithstanding anything to the contrary set forth in this Warrant, at no time may a holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder owning more than 4.999% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of this Warrant providing the Issuer with seventy-five (75) days notice (pursuant to Section 12 hereof) (the "Waiver Notice") that such holder would like to waive this Section 7(a) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this
Section 7(a) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice.

      (b) The Holder may not exercise the Warrant hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon exercise of the Warrant held by the Holder after application of this Section; provided, however, that upon a holder of this Warrant providing the Issuer with the 75-day Waiver Notice that such holder would like to waive this Section 7(b) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(b) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice.

      8. Definitions. For the purposes of this Warrant, the following terms have
         -----------
the following meanings:

            "Additional Shares of Common Stock" means all shares of Common Stock
             ---------------------------------
      issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except: (i) the Warrant Stock; (ii) issuances of up to 7,000,000 shares of Common Stock pursuant to the Issuer's stock option plans and employee stock purchase plans as they now exist or as they may be modified, amended or supplemented in the future; (iii) the issuance of shares of Common Stock in connection with the conversion of the series J convertible preferred stock and the Warrants and any other existing class or series of preferred stock or any other options, warrants or other convertible securities outstanding on the Original Issue Date; (iv) issuance of securities in connection with a strategic arrangement or alliance to building licensors, landlords, carriers, joint venture partners, vendors, consultants, lessors or lenders, and securities or instruments issued in connection with acquisitions so long as such issuances are not for the purpose of raising capital; (v) issuances in connection with strategic license agreements so long as such issuances are not for the purpose of raising capital; (vi) issuances to acquisition candidates; (vii) issuances for fees paid to an investment banker or advisors; (viii) issuances in public secondary offerings; (ix) issuances or deemed issuances of securities in connection with a repricing or adjustment to the exercise price of any outstanding options or warrants outstanding on the date of issuance of the Issuer's series J convertible preferred stock, provided, however, that the Company shall not reprice or adjust the exercise price of greater than 7,000,000 outstanding options at a price below $.30 (as adjusted for any stock splits, dividends, combinations, reclassifications, recapitalizations and similar events);
      (x) issuances of securities to the Issuer's existing lenders or replacement lenders; and (xi) issuances of any series J convertible preferred stock.

            "Board" shall mean the Board of Directors of the Issuer.
             -----

            "Capital Stock" means and includes (i) any and all shares,
             -------------
      interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

            "Certificate of Incorporation" means the Certificate of
             ----------------------------
      Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

            "Common Stock" means the Common Stock, par value $.001 per share, of
             ------------
      the Issuer and any other Capital Stock into which such stock may hereafter be changed.

            "Common Stock Equivalent" means any Convertible Security or warrant,
             -----------------------
      option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

            "Convertible Securities" means evidences of Indebtedness, shares of
             ----------------------
      Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

            "Governmental Authority" means any governmental, regulatory or
             ----------------------
      self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

            "Holders" mean the Persons who shall from time to time own any
             -------
      Warrant. The term "Holder" means one of the Holders.

            "Independent Appraiser" means a nationally recognized or major
             ---------------------
      regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

            "Issuer" means FiberNet Telecom Group, Inc., a Delaware corporation,
             ------
      and its successors.

            "Majority Holders" means at any time the Holders of Warrants
             ----------------
      exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

            "Nasdaq" means the Nasdaq National Market.
             ------

            "Original Issue Date" means December __, 2001.
             -------------------

            "OTC Bulletin Board" means the over-the-counter electronic bulletin
             ------------------
      board.

            "Other Common" means any other Capital Stock of the Issuer of any
             ------------
      class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

            "Person" means an individual, corporation, limited liability
             ------
      company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

            "Per Share Market Value" means on any particular date (a) the
             ----------------------
      closing bid price per share of the Common Stock on such date on Nasdaq or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on Nasdaq or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

            "Purchase Agreement" means the Purchase Agreement dated as of
             ------------------
      December 6, 2001 among the Issuer and the Holder.

            "Securities" means any debt or equity securities of the Issuer,
             ----------
      whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

            "Securities Act" means the Securities Act of 1933, as amended, or
             --------------
      any similar federal statute then in effect.

            "Shareholder Approval Date" means the date upon which the Company
             -------------------------
      obtains the vote of its shareholders as required by the applicable rules and regulations of the Nasdaq Stock Market, Inc. (or any successor entity) applicable to approve the issuance of shares of Common Stock in excess of 19.99% of the number of shares of Common Stock outstanding immediately prior to the date of issuance of this Warrant.

            "Subsidiary" means any corporation at least 50% of whose outstanding
             ----------
      Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

            "Term" has the meaning specified in Section 1 hereof.
             ----

            "Trading Day" means (a) a day on which the Common Stock is traded on
             -----------
      Nasdaq, or (b) if the Common Stock is not listed on Nasdaq, a day on which the Common Stock is traded on any other registered national stock exchange, or (c) if the Common Stock is not traded on any other registered national stock exchange, a day on which the Common Stock is traded on the OTC Bulletin Board, or (d) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

            "Voting Stock" means, as applied to the Capital Stock of any
             ------------
      corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

            "Warrants" means the Warrants issued and sold pursuant to the
             --------
      Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

            "Warrant Price" initially means U.S. $.30, as such price may be
             -------------
      adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

            "Warrant Share Number" means at any time the aggregate number of
             --------------------
      shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

            "Warrant Stock" means Common Stock issuable upon exercise of any
             -------------
      Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

      9. Other Notices. In case at any time:
         -------------

            (A) the Issuer shall make any distributions to the holders of Common Stock; or

            (B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or of any Common Stock Equivalents or other rights; or

            (C) there shall be any reclassification of the Capital Stock of the Issuer; or

            (D)   there shall be any capital reorganization by the Issuer; or

            (E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital

                  Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

            (F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. The Issuer shall give to the Holder notice of all meetings and actions by written consent of its stockholders, at the same time in the same manner as notice of any meetings of stockholders is required to be given to stockholders who do not waive such notice (or, if such requires no notice, then two (2) Trading Days written notice thereof describing the matters upon which action is to be taken). The Holder shall have the right to send two
(2) representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

         10. Amendment and Waiver. Any term, covenant, agreement or condition in
             --------------------
this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 10 without the consent of the Holder of this Warrant.

         11. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN
             -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         12. Notices. Any and all notices or other communications or deliveries
             -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or
(iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

                    FiberNet Telecom Group, Inc.
                    570 Lexington Avenue
                    New York, New York 10022
                    Tel. No.: (212) 405-6200
                    Fax No.:  (212) 421-8860
                    Attention: President

                    with a copy to:

                    Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Chrysler Center
                    666 Third Avenue
                    New York, New York 10022
                    Tel. No.:  (212) 935-3000
                    Fax No.:  (212) 983-3115
                    Attention: Gordon Caplan

Copies of notices to the Holder shall be sent to [Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, Attention: Christopher S. Auguste, Esq., Facsimile No.: (212) 704-6288] [O'Sullivan, LLP, 30 Rockefeller Plaza, New York, New York 10112, Attention:
Audrey A. Rohan, Facsimile No.: (212) 218-6220]. Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

         13. Warrant Agent. The Issuer may, by written notice to each Holder of
             -------------
this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         14. Remedies. The Issuer stipulates that the remedies at law of the
             --------
Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         15. Successors and Assigns. This Warrant and the rights evidenced
             ----------------------
hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

         16. Modification and Severability. If, in any action before any court
             -----------------------------
or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

         17. Headings. The headings of the Sections of this Warrant are for
             --------
convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

                          FIBERNET TELECOM GROUP, INC.

                          By:
                              -------------------------------
                              Name:
                              Title:

                                  EXERCISE FORM

                          FIBERNET TELECOM GROUP, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of FiberNet Telecom Group, Inc. covered by the within Warrant.


Dated:                           Signature
      ----------------------               ----------------------------------

                                 Address
                                         ------------------------------------

                                         ------------------------------------


                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.


Dated:                           Signature
      ----------------------               ----------------------------------

                                 Address
                                         ------------------------------------

                                         ------------------------------------


                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.


Dated:                           Signature
      ----------------------               ----------------------------------

                                 Address
                                         ------------------------------------

                                         ------------------------------------


                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-_____ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

                                                                      APPENDIX E


                          SERIES B WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                          FIBERNET TELECOM GROUP, INC.

                            Expires December __, 2006

No.: W-B-__                                        Number of Shares: ___________
Date of Issuance: December __, 2001


         FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, FiberNet Telecom Group, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that _______________________________ or its registered assigns is entitled to subscribe for and purchase, during the period specified in this Series B Warrant, up to ____________________________________ (_____________) shares
(subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

         1. Term. The right to subscribe for and purchase shares of Warrant
            ----
Stock represented hereby shall commence on the Shareholder Approval Date and shall expire at 5:00 p.m., eastern time, on December __, 2006 (such period being the "Term").


         2. Method of Exercise Payment; Issuance of New Warrant; Transfer and
            -----------------------------------------------------------------
Exchange.
--------

         (a) Time of Exercise. The purchase rights represented by this Warrant
             ----------------
may be exercised in whole or in part from time to time during the Term commencing on the Shareholder Approval Date as follows: (i) Sixty percent (60%) of this Warrant shall be exercisable upon consummation of the Second Closing (as defined in the Purchase Agreement) and (ii) Forty percent (40%) of this Warrant shall be exercisable upon consummation of the Third Closing (as defined in the Purchase Agreement). In the event the Issuer chooses to not consummate the Second Closing and the Third Closing in accordance with the provisions of
Section 1(f) of the Purchase Agreement, then forty percent (40%) of this Warrant shall be exercisable upon such cash payment by the Issuer. In the event the Issuer chooses to not consummate the Third Closing in accordance with the provisions of Section 1(f) of the Purchase Agreement, then twenty percent (20%) of this Warrant (in addition to the sixty percent (60%) that became exercisable upon the Second Closing) shall be exercisable upon such cash payment by the Issuer.

         (b) Method of Exercise. The Holder hereof may exercise this Warrant, in
             ------------------
whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by "cashless exercise" by surrender to the Issuer for cancellation of a portion of this Warrant representing that number of unissued shares of Warrant Stock which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the Warrant Price by the number of shares of Warrant Stock being purchased upon such exercise by (B) the Per Share Market Value as of the date of such exercise, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant. In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of clause (ii) of this subsection (b), such exercise shall be accompanied by written notice from the Holder of this Warrant specifying the manner of payment thereof and containing a calculation showing the number of shares of Warrant Stock with respect to which rights are being surrendered thereunder and the net number of shares to be issued after giving effect to such surrender.

         (c) Issuance of Stock Certificates. In the event of any exercise of the
             ------------------------------
rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise or, at the request of the Holder, issued and delivered to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

         (d) Transferability of Warrant. Subject to Section 2(e), this Warrant
             --------------------------
may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph and subject to the provisions of subsection (e) of this Section 2, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

         (e) Continuing Rights of Holder. The Issuer will, at the time of or at
             ---------------------------
any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

         3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.
            --------------------------------------------------------------

         (a) Stock Fully Paid. The Issuer represents, warrants, covenants and
             ----------------
agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         (b) Reservation. If any shares of Common Stock required to be reserved
             -----------
for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

         (c) Covenants. The Issuer shall not by any action including, without
             ---------
limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock or which would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

         (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence
             ------------------------------------
satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

         4. Adjustment of Warrant Price and Warrant Share Number. The number of
            ----------------------------------------------------
shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Section 5.

         (a) Recapitalization, Reorganization, Reclassification, Consolidation,
         ---------------------------------------------------------------------
Merger or Sale.
--------------

                  (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or
         (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or
         (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled (x) upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4 or (y) to sell this Warrant (or, at such Holder's election, a portion hereof) concurrently with the Triggering Event to the Person continuing after or surviving such Triggering Event, or to the Issuer (if Issuer is the continuing or surviving Person) at a sales price equal to the amount of cash, property and/or Securities to which a holder of the number of shares of Common Stock which would otherwise have been delivered upon the exercise of this Warrant would have been entitled upon the effective date or closing of any such Triggering Event (the "Event Consideration"), less the amount or portion of such Event Consideration having a fair value equal to the aggregate Warrant Price applicable to this Warrant or the portion hereof so sold.

                  (ii) Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any Triggering Event if, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such shares of Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

                  (iii) If with respect to any Triggering Event, the Holder of this Warrant has exercised its right as provided in clause (y) of subparagraph (i) of this subsection (a) to sell this Warrant or a portion thereof, the Issuer agrees that as a condition to the consummation of any such Triggering Event the Issuer shall secure such right of Holder to sell this Warrant to the Person continuing after or surviving such Triggering Event and the Issuer shall not effect any such Triggering Event unless upon or prior to the consummation thereof the amounts of cash, property and/or Securities required under such clause (y) are delivered to the Holder of this Warrant. The obligation of the Issuer to secure such right of the Holder to sell this Warrant shall be subject to such Holder's cooperation with the Issuer, including, without limitation, the giving of customary representations and warranties to the purchaser in connection with any such sale. Prior notice of any Triggering Event shall be given to the Holder of this Warrant in accordance with Section 12 hereof.

         (b) Stock Dividends, Subdivisions and Combinations. If at any time the
             ----------------------------------------------
Issuer shall:

                  (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                  (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

         (c) Certain Other Distributions. If at any time the Issuer shall take a
             ---------------------------
record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

                  (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

                  (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm of recognized national standing acceptable to the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

         (d) Issuance of Additional Shares of Common Stock.
             ---------------------------------------------

                  (i) Commencing nine months after the Original Issue Date, in the event the Issuer, shall, at any time, from time to time, issue or sell any Additional Shares of Common Stock (including Treasury Shares) for a consideration per share less than the Warrant Price then in effect for the Warrant immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Warrant Price then in effect for the Warrants shall be reduced to a price equal to the consideration per share paid for such Additional Shares of Common Stock.

                  (ii) If at any time the Issuer shall at any time issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock less than the Per Share Market Value at the time the Additional Shares of Common Stock are issued or sold, then, forthwith upon such issue or sale, the Warrant Price then in effect for the Warrants shall be reduced by the product of the Warrant Price then in effect multiplied by the Market Dilution Percentage and the number of shares of Common Stock for which this Warrant is exercisable shall be increased by the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issuance or sale multiplied by the Market Dilution Percentage. "Market Dilution Percentage" shall mean the percentage by which such issuance or sale is below the lesser of the Per Share Market Value or the per share market value of the Common Stock as calculated pursuant to the terms of any other financings of the Issuer.

                  (iii) If at any time the Issuer shall issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock which is less than the Warrant Price or the Per Share Market Value at the time the Additional Shares of Common Stock are issued or sold, the adjustment required under Section 4(d) shall be made in accordance with the formula in paragraph (i) or (ii) above which results in the lower Warrant Price following such adjustment. The provisions of paragraphs (i) and
(ii) of Section 4(d) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4(b) or 4(c). No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) or (ii) of Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e) or Section 4(f).

         (e) Issuance of Warrants or Other Rights. If at any time the Issuer
             ------------------------------------
shall take a record of the Holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents (or issue any warrant or other rights therefor), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Common Stock Equivalents (or any warrant or other rights therefor) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Warrant Price then in effect shall be adjusted as provided in Section 4(d) on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other rights. No adjustments of the Warrant Price then in effect or the number of Warrant Shares for which this Warrant is exercisable shall be made upon the actual issue of such Common Stock or of such Common Stock Equivalents upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Common Stock Equivalents.

         (f) Issuance of Common Stock Equivalents. If at any time the Issuer
             ------------------------------------
shall take a record of the Holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be adjusted as provided in Section 4(d) on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Common Stock Equivalents shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Common Stock Equivalents. No further adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made under this Section 4(f) upon the issuance of any Common Stock Equivalents which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4(e). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

         (g) Superseding Adjustment. If, at any time after any adjustment of the
             ----------------------
number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall have been made pursuant to Section 4(e) or
Section 4(f) as the result of any issuance of warrants, other rights or Common Stock Equivalents, and (i) such warrants or other rights, or the right of conversion or exchange in such other Common Stock Equivalents, shall expire, and all or a portion of such warrants or other rights, or the right of conversion or exchange with respect to all or a portion of such other Common Stock Equivalents, as the case may be shall not have been exercised, or (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Upon the occurrence of an event set forth in this Section 4(g) above, there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or other rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such Common Stock Equivalents; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

         (h) Purchase of Common Stock by the Issuer. If the Issuer at any time
             --------------------------------------
while this Warrant is outstanding shall, directly or indirectly through a Subsidiary or otherwise, purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Per Share Market Value, then the Warrant Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Per Share Market Value; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subsection (h), the date as of which the Per Share Market Price shall be computed shall be the earlier of (x) the date on which the Issuer shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock. For the purposes of this subsection (h), a purchase, redemption or acquisition of a Common Stock Equivalent shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such Common Stock Equivalent on the date as of which such computation is required hereby to be made, whether or not such Common Stock Equivalent is actually exercisable, convertible or exchangeable on such date; provided, however, that the foregoing shall not apply to the redemption of the Issuer's series H convertible preferred stock or Series J convertible preferred stock.

         (i) Other Provisions applicable to Adjustments under this Section. The
             -------------------------------------------------------------
following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

                  (i) Computation of Consideration. To the extent that any
                      ----------------------------
Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Issuer. In case any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued in connection with any merger in which the Issuer issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Issuer, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Common Stock Equivalents, or any warrants or other rights therefor, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing warrants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied.

                  (ii) When Adjustments to Be Made. The adjustments required by
                       ---------------------------
this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (iii) Fractional Interests. In computing adjustments under
                        --------------------
this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

                  (iv) When Adjustment Not Required. If the Issuer shall take a
                       ----------------------------
record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         (j) Form of Warrant after Adjustments. The form of this Warrant need
             ---------------------------------
not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

         (k) Escrow of Warrant Stock. If after any property becomes
             -----------------------
distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

         5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share
            ---------------------
Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big five" selected by the Holder, provided that the Issuer shall have ten (10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by the Issuer.

         6. Fractional Shares. No fractional shares of Warrant Stock will be
            -----------------
issued in connection with and exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

         7. Ownership Cap and Certain Exercise Restrictions.
            -----------------------------------------------

         (a) Notwithstanding anything to the contrary set forth in this Warrant, at no time may a holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder owning more than 4.999% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of this Warrant providing the Issuer with seventy-five (75) days notice (pursuant to Section 12 hereof) (the "Waiver Notice") that such holder would like to waive this Section 7(a) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this
Section 7(a) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice.

         (b) The Holder may not exercise the Warrant hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon exercise of the Warrant held by the Holder after application of this Section; provided, however, that upon a holder of this Warrant providing the Issuer with the 75-day Waiver Notice that such holder would like to waive this Section 7(b) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(b) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice.

         8. Definitions. For the purposes of this Warrant, the following terms
            -----------
have the following meanings:

                  "Additional Shares of Common Stock" means all shares of Common
                   ---------------------------------
         Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except: (i) the Warrant Stock; (ii) issuances of up to 7,000,000 shares of Common Stock pursuant to the Issuer's stock option plans and employee stock purchase plans as they now exist or as they may be modified, amended or supplemented in the future; (iii) the issuance of shares of Common Stock in connection with the conversion of the series J convertible preferred stock and the Warrants and any other existing class or series of preferred stock or any other options, warrants or other convertible securities outstanding on the Original Issue Date; (iv) issuances of securities in connection with a strategic arrangement or alliance to building licensors, landlords, carriers, joint venture partners, vendors, consultants, lessors or lenders, and securities or instruments issued in connection with acquisitions so long as such issuances are not for the purpose of raising capital; (v) issuances in connection with strategic license agreements so long as such issuances are not for the purpose of raising capital; (vi) issuances to acquisition candidates; (vii) issuances for fees paid to an investment banker or advisors; (viii) issuances in public secondary offerings; (ix) issuances or deemed issuances of securities in connection with a repricing or adjustment to the exercise price of any outstanding options or warrants outstanding on the date of issuance of the Issuer's series J preferred stock, provided, however, that the Company shall not reprice or adjust the exercise price of greater than 7,000,000 outstanding options at a price below $.30 (as adjusted for any stock splits, dividends, combinations, reclassifications, recapitalizations and similar events); (x) issuances of securities to the Issuer's existing lenders or replacement lenders; and (xi) issuances of any series J preferred stock.

                  "Board" shall mean the Board of Directors of the Issuer.
                   -----

                  "Capital Stock" means and includes (i) any and all shares,
                   -------------
         interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership,
         (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

                  "Certificate of Incorporation" means the Certificate of
                   ----------------------------
         Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

                  "Common Stock" means the Common Stock, par value $.001 per
                   ------------
         share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

                  "Common Stock Equivalent" means any Convertible Security or
                   -----------------------
         warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

                  "Convertible Securities" means evidences of Indebtedness,
                   ----------------------
         shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

                  "Governmental Authority" means any governmental, regulatory or
                   ----------------------
         self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

                  "Holders" mean the Persons who shall from time to time own any
                   -------
         Warrant. The term "Holder" means one of the Holders.

                  "Independent Appraiser" means a nationally recognized or major
                   ---------------------
         regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the

         Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

                  "Issuer" means FiberNet Telecom Group, Inc., a Delaware
                   ------
         corporation, and its successors.

                  "Majority Holders" means at any time the Holders of Warrants
                   ----------------
         exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

                  "Nasdaq" means the Nasdaq National Market.
                   ------

                  "Original Issue Date" means December __, 2001.
                   -------------------

                  "OTC Bulletin Board" means the over-the-counter electronic
                   ------------------
         bulletin board.


                  "Other Common" means any other Capital Stock of the Issuer of
                   ------------
         any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

                  "Person" means an individual, corporation, limited liability
                   ------
         company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

                  "Per Share Market Value" means on any particular date (a) the
                   ----------------------
         closing bid price per share of the Common Stock on such date on Nasdaq or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on Nasdaq or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

                  "Purchase Agreement" means the Purchase Agreement dated as of
                   ------------------
         December 6, 2001 among the Issuer and the Holder.

                  "Securities" means any debt or equity securities of the
                   ----------
         Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

                  "Shareholder Approval Date" means the date upon which the
                   -------------------------
         Company obtains the vote of its shareholders as required by the applicable rules and regulations of the Nasdaq Stock Market, Inc. (or any successor entity) applicable to approve the issuance of shares of Common Stock in excess of 19.99% of the number of shares of Common Stock outstanding immediately prior to the date of issuance of this Warrant.

                  "Securities Act" means the Securities Act of 1933, as amended,
                   --------------
         or any similar federal statute then in effect.

                  "Subsidiary" means any corporation at least 50% of whose
                   ----------
         outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

                  "Term" has the meaning specified in Section 1 hereof.
                   ----

                  "Trading Day" means (a) a day on which the Common Stock is
                   -----------
         traded on Nasdaq, or (b) if the Common Stock is not listed on Nasdaq, a day on which the Common Stock is traded on any other registered national stock exchange, or (c) if the Common Stock is not traded on any other registered national stock exchange, a day on which the Common Stock is traded on the OTC Bulletin Board, or (d) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                  "Voting Stock" means, as applied to the Capital Stock of any
                   ------------
         corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

                  "Warrants" means the Warrants issued and sold pursuant to the
                   --------
         Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

                  "Warrant Price" initially means U.S. $.30, as such price may
                   -------------
         be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

                  "Warrant Share Number" means at any time the aggregate number
                   --------------------
         of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

                  "Warrant Stock" means Common Stock issuable upon exercise of
                   -------------
         any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

         9. Other Notices.  In case at any time:
            -------------

                  (A) the Issuer shall make any distributions to the holders of Common Stock; or

                  (B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or of any Common Stock Equivalents or other rights; or

                  (C) there shall be any reclassification of the Capital Stock of the Issuer; or

                  (D) there shall be any capital reorganization by the Issuer; or

                  (E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

                  (F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. The Issuer shall give to the Holder notice of all meetings and actions by written consent of its stockholders, at the same time in the same manner as notice of any meetings of stockholders is required to be given to stockholders who do not waive such notice (or, if such requires no notice, then two (2) Trading Days written notice thereof describing the matters upon which action is to be taken). The Holder shall have the right to send two
(2) representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

         10. Amendment and Waiver. Any term, covenant, agreement or condition in
             --------------------
this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 10 without the consent of the Holder of this Warrant.

         11. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN
             -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         12. Notices. Any and all notices or other communications or deliveries
             -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or
(iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

                       FiberNet Telecom Group, Inc.
                       570 Lexington Avenue
                       New York, New York 10022
                       Tel. No.: (212) 405-6200
                       Fax No.:  (212) 421-8860
                       Attention: President

                       with a copy to:

                       Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Chrysler Center
                       666 Third Avenue
                       New York, New York 10022
                       Tel. No.:  (212) 935-3000
                       Fax No.:  (212) 983-3115
                       Attention: Gordon Caplan

Copies of notices to the Holder shall be sent to [Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, Attention: Christopher S. Auguste, Esq., facsimile no.: (212) 704-6288] [O'Sullivan, LLP, 30 Rockefeller Plaza, New York, New York 10112, Attention:
Audrey A. Rohan, Facsimile No.: (212) 218-6220]. Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

         13. Warrant Agent. The Issuer may, by written notice to each Holder of
             -------------
this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         14. Remedies. The Issuer stipulates that the remedies at law of the
             --------
Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         15. Successors and Assigns. This Warrant and the rights evidenced
             ----------------------
hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

         16. Modification and Severability. If, in any action before any court
             -----------------------------
or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

         17. Headings. The headings of the Sections of this Warrant are for
             --------
convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

                          FIBERNET TELECOM GROUP, INC.

                          By:
                              --------------------------
                              Name:
                              Title:

                                  EXERCISE FORM

                          FIBERNET TELECOM GROUP, INC.


The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of FiberNet Telecom Group, Inc. covered by the within Warrant.


Dated:                             Signature
                                             ---------------------------------

                                   Address
                                             ---------------------------------

                                             ---------------------------------


                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.


Dated:                             Signature
                                             ---------------------------------

                                   Address
                                             ---------------------------------

                                             ---------------------------------


                               PARTIAL ASSIGNMENT


FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated:                             Signature
                                             ---------------------------------

                                   Address
                                             ---------------------------------

                                             ---------------------------------



                           FOR USE BY THE ISSUER ONLY:


This Warrant No. W-_____ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

                                                                      APPENDIX F

                            CERTIFICATE OF AMENDMENT

                                       TO

                           CERTIFICATE OF DESIGNATION

                                       OF

                            SERIES H PREFERRED STOCK

                                       OF

                          FIBERNET TELECOM GROUP, INC.

         The undersigned, the Chief Executive Officer of FiberNet Telecom Group, Inc., a Delaware corporation (the "Corporation"), in accordance with the provisions of the Delaware General Corporation Law (the "DGCL"), does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), the Board of Directors has adopted the following resolution, which the stockholders have approved at a duly called and held meeting, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of votes as required by statute were cast in favor of the amendment, amending the preferences, rights and limitations of the Corporation's existing Series H Preferred Stock, originally established by a Certificate of Designation setting forth the preferences, rights and limitations of Series H Preferred Stock (the "Certificate of Designation"), filed with the Secretary of State of the State of Delaware on July 28, 2000:

         RESOLVED, that the Certificate of Designation is hereby amended as follows:

         1. Section 3(b) is hereby amended and restated in its entirety as follows:

              (b) Except with respect to holders that elect to convert their shares of Series H Preferred Stock into Common Stock, for purposes of this
Section 3, the holders of a majority of the then issued and outstanding Series H Preferred Stock may elect to treat a Sale of the Corporation as a Liquidation.

         2. Section 4(b) is hereby amended and restated in its entirety as follows:

              (b) So long as at least 25,000 shares of the Series H Preferred Stock remain outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the shares of Series H Preferred Stock then outstanding, voting as a separate class, take any action to:

                      (i) be merged with or into any other corporation or entity;

                      (ii) sell all or substantially all of its assets to any third party;

                      (iii) authorize, designate or issue any shares of a new class or series of equity securities senior to the Series H Preferred Stock as to liquidation preference, redemption or dividends;

                      (iv) repurchase, redeem or retire any shares of Series H Preferred Stock or other stock ranking as to redemption, conversion, payment of dividends or distribution of assets on a parity with the Series H Preferred Stock ("Parity Stock"), except pursuant to any provision of this Certificate of Designation;

                      (v) repurchase, redeem or retire any shares of Common Stock or any other shares of stock of any class of the Corporation, whether or not presently authorized, ranking as to redemption, conversion, payment of dividends or distribution of assets junior to the Series H Preferred Stock ("Junior Stock");

                      (vi) amend the Certificate of Incorporation of the Corporation or this Certificate of Designation in any manner adverse to the holders of the Series H Preferred Stock (it being understood and agreed that the amendment of the Certificate of Incorporation for the purpose of authorizing or issuing securities with rights and preferences junior or pari passu with the rights and preferences of the Series H Preferred Stock shall not be deemed to be adverse to the holders of the Series H Preferred Stock);

                      (vii) increase or decrease the authorized number of shares of Series H Preferred Stock or any other series of preferred stock; or

                      (viii) authorize or pay any dividend or other distribution (other than dividends payable to the holders of Series H Preferred Stock or Series J Preferred Stock, $.001 par value per share (the "Series J Preferred Stock"), as contemplated by the Certificate of Incorporation) with respect to the Common Stock.

         3. Section 6 is hereby amended and restated in its entirety as follows:

              6.      Redemption and Inability to Fully Convert
                      -----------------------------------------

                      (a)  Redemption

                           (1) Redemption Option Upon Major Transaction. In
                               ----------------------------------------
addition to all other rights of the holders of Series H Preferred Stock contained herein and to the extent the Corporation has not previously delivered a Corporation's Redemption Notice (as defined below) or the holders of the Series H Preferred Stock have not previously converted, immediately prior to the occurrence of a Major Transaction (as defined below), each holder of Series H Preferred Stock shall have the right, at such holder's option, to require the Corporation to redeem all or a portion of such holder's shares of Series H Preferred Stock as shall be outstanding on such date of a Major Transaction, out of lawfully available funds, at a price per share of Series H Preferred Stock equal to (i) the Liquidation Amount, plus (ii) on a per share basis, an amount equal to all dividends, if any, accumulated and unpaid, whether or not declared or earned (including any dividends thereon calculated through the date of redemption) (the "Major Transaction Redemption Price").

                           (2) Redemption Option Upon Triggering Event. In
                               --------------------------------------
addition to all other rights of the holders of Series H Preferred Stock contained herein and to the extent the Corporation has not previously delivered a Corporation's Redemption Notice (as defined below) or the holders of the Series H Preferred Stock have not previously converted, after a Triggering

Event (as defined below), each holder of Series H Preferred Stock shall have the right, at such holder's option, to require the Corporation to redeem all or a portion of such holder's shares of Series H Preferred Stock as shall be outstanding on such date of a Triggering Event, out of lawfully available funds, at a price per share of Series H Preferred Stock equal to 150% of the Liquidation Amount (the "Triggering Event Redemption Price" and the "Major Transaction Redemption Price" are sometimes individually referred to herein as the "Redemption Price").

                           (3) Remedy and Rights. Notwithstanding anything else
                               -----------------
contained herein to the contrary the Corporation shall not be required to redeem, pursuant to the provisions of Section 6(a)(2) hereof, any portion of a holder's outstanding Series H Preferred Stock, unless the holders of the Series J Preferred Stock would be entitled to require the Corporation to redeem any portion of a holder's outstanding Series J Preferred Stock under Section 8 of the Certificate of Designation of the Relative Rights and Preferences of the Series J Convertible Preferred Stock as in effect on the date hereof.

                           (4) "Major Transaction". A "Major Transaction" shall
                               ------------------
be deemed to have occurred at such time as any of the following events:

                               (i) the consolidation, merger or other business
combination of the Corporation with or into another Person (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation or (B) a consolidation, merger or other business combination in which holders of the Corporation's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities);

                               (ii) the sale or transfer of a majority of the
Corporation's assets; or

                               (iii) consummation of a purchase, tender or
exchange offer made for the outstanding shares of Common Stock to the holders of more than 30% of the outstanding shares of Common Stock prior to June 7, 2003.

                           (5) "Triggering Event". A "Triggering Event" shall be
                                ----------------
deemed to have occurred at such time as any of the following events:

                               (i) the suspension from listing or the failure of
the Common Stock to be listed on the Nasdaq National Market, the Nasdaq SmallCap Market, the OTC Bulletin Board, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc., as applicable, for a period of five (5) consecutive trading days;

                               (ii) the Corporation's notice to any holder of
Series H Preferred Stock, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 6(b)) or its intention not to comply with proper requests for conversion of any Series H Preferred Stock into shares of Common Stock;

                               (iii) the Corporation's failure to comply with a
Conversion Notice tendered in accordance with the provisions of this Certificate of Designation within ten (10) business days after the receipt by the Corporation of the Conversion Notice and the Preferred Stock Certificates; or

                               (iv) the Corporation breaches any representation,
warranty or covenant of this Certificate of Designation or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, except to the extent that such breach would not have a material adverse effect and except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of a least fifteen (15) days.

                           (6) Mechanics of Redemption at Option of Buyer Upon
                               -----------------------------------------------
Major Transaction. No sooner than fifteen (15) days nor later than ten (10) days
-----------------
prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Corporation shall deliver written notice thereof via facsimile and overnight courier ("Notice of Major Transaction") to each holder of Series H Preferred Stock. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time within ten (10) days prior to a Major Transaction), any holder of Series H Preferred Stock then outstanding may require the Corporation to redeem, effective immediately prior to the consummation of such Major Transaction, all of the holder's Series H Preferred Stock then outstanding by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Buyer Upon Major Transaction") to the Corporation, which Notice of Redemption at Option of Buyer Upon Major Transaction shall indicate (i) the number of shares of Series H Preferred Stock that such holder is electing to redeem and (ii) the applicable Major Transaction Redemption Price, as calculated pursuant to Section 6(a)(1) above.

                           (7) Mechanics of Redemption at Option of Buyer Upon
                               -----------------------------------------------
Triggering Event. Within one (1) day after the occurrence of a Triggering Event,
----------------
the Corporation shall deliver written notice thereof via facsimile and overnight courier ("Notice of Triggering Event") to each holder of Series H Preferred Stock. At any time after the earlier of a holder's receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of Series H Preferred Stock then outstanding may require the Corporation to redeem all of the Series H Preferred Stock by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Buyer Upon Triggering Event") to the Corporation, which Notice of Redemption at Option of Buyer Upon Triggering Event shall indicate (i) the number of shares of Series H Preferred Stock that such holder is electing to redeem and (ii) the applicable Triggering Event Redemption Price, as calculated pursuant to Section 6(a)(2) above.

                           (8) Payment of Redemption Price. Upon the
                               ---------------------------
Corporation's receipt of a Notice(s) of Redemption at Option of Buyer Upon Triggering Event or a Notice(s) of Redemption at Option of Buyer Upon Major Transaction from any holder of Series H Preferred Stock, the Corporation shall immediately notify each holder of Series H Preferred Stock by facsimile of the Corporation's receipt of such Notice(s) of Redemption at Option of Buyer Upon

Triggering Event or Notice(s) of Redemption at Option of Buyer Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Corporation such holder's Preferred Stock Certificates which such holder has elected to have redeemed. The Corporation shall deliver the applicable Major Transaction Redemption Price immediately prior to the consummation of the Major Transaction; provided that a holder's Preferred Stock Certificates shall have been so delivered to the Corporation; provided further that if the Corporation is unable to redeem all of the Series H Preferred Stock to be redeemed, the Corporation shall redeem an amount from each holder of Series H Preferred Stock being redeemed equal to such holder's pro-rata amount (based on the number of shares of Series H Preferred Stock held by such holder relative to the number of shares of Series H Preferred Stock outstanding) of all Series H Preferred Stock being redeemed. If the Corporation shall fail to redeem all of the Series H Preferred Stock submitted for redemption (other than pursuant to a dispute as to the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Series H Preferred Stock may have under this Certificate of Designation, the applicable Redemption Price payable in respect of such unredeemed Series H Preferred Stock shall bear interest at the rate of 1.0% per month (prorated for partial months) until paid in full. Until the Corporation pays such unpaid applicable Redemption Price in full to a holder of shares of Series H Preferred Stock submitted for redemption, such holder shall have the option (the "Void Optional Redemption Option") to, in lieu of redemption, require the Corporation to promptly return to such holder(s) all of the shares of Series H Preferred Stock that were submitted for redemption by such holder(s) under this Section 6(a) and for which the applicable Redemption Price has not been paid, by sending written notice thereof to the Corporation via facsimile (the "Void Optional Redemption Notice"). Upon the Corporation's receipt of such Void Optional Redemption Notice(s) and prior to payment of the full applicable Redemption Price to such holder, (i) the Notice(s) of Redemption at Option of Buyer Upon Major Transaction shall be null and void with respect to those shares of Series H Preferred Stock submitted for redemption and for which the applicable Redemption Price has not been paid and (ii) the Corporation shall immediately return any Series H Preferred Stock submitted to the Corporation by each holder for redemption under this Section 6(a)(8) and for which the applicable Redemption Price has not been paid. A holder's delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not effect the Corporation's obligations to make any payments which have accrued prior to the date of such notice. Payments provided for in this Section 6(a) shall have priority to payments to stockholders other than holders of Series J Convertible Preferred Stock in connection with a Major Transaction.

                           (9) Corporation's Redemption Option. The Corporation
                               -------------------------------
may redeem all or a portion of the Series H Preferred Stock outstanding upon five (5) days prior written notice (the "Corporation's Redemption Notice") at a price per share of Series H Preferred Stock equal to 150% of the Liquidation Amount plus liquidated damages; provided, that if a holder has delivered a Conversion Notice to the Corporation or delivers a Conversion Notice within twenty-four (24) hours of receipt of the Corporation's Redemption Notice, the shares of Series H Preferred Stock designated to be redeemed may be converted by such holder. The Corporation's Redemption Notice shall state the date of redemption which date shall be the sixth (6th) day after the Corporation has delivered the Corporation's Redemption Notice (the "Corporation's Redemption Date"), the Corporation's Redemption Price and the number of shares to be redeemed by the Corporation. The Corporation shall not send a Corporation's

Redemption Notice unless it has good and clear funds for a minimum of the amount it intends to redeem in a bank account controlled by the Corporation; provided that if the redemption is expected to be made contemporaneous with the closing of a public underwritten offering of the Corporation, then the Corporation may not have good and clear funds in the bank account at the time of the Corporation's Redemption Notice and may not send any such Corporation's Redemption Notice earlier than the day immediately prior to the date the public offering is priced. The Corporation shall deliver the Corporation's Redemption Price to the holder(s) within five (5) business days after the Corporation has delivered the Corporation's Redemption Notice, provided, that if the holder(s) delivers a Conversion Notice before the Corporation's Redemption Date, then the portion of the Corporation's Redemption Price which would be paid to redeem the shares of Series H Preferred Stock covered by such Conversion Notice shall be returned to the Corporation upon delivery of the Common Stock issuable in connection with such Conversion Notice to the holder(s). On the Redemption Date, the Corporation shall pay the Corporation's Redemption Price, subject to any adjustment pursuant to the immediately preceding sentence, to the holder(s) on a pro rata basis, provided, however, that upon receipt by the Corporation of the Preferred Stock Certificates to be redeemed pursuant to this Section 6(a)(9), the Corporation shall, on the next business day following the date of receipt by the Corporation of such Preferred Stock Certificates, pay the Corporation's Redemption Price to the holder(s) on a pro rata basis. If the Corporation fails to pay the Corporation's Redemption Price by the sixth (6th) business day after the Corporation has delivered the Corporation's Redemption Notice (or in the case of a public offering, the closing of the public offering), the redemption will be declared null and void and the Corporation shall lose its right to serve a Corporation's Redemption Notice in the future.

                           (10) Notwithstanding any other provision herein to
the contrary, in the event that the holders of Series J Convertible Preferred Stock are entitled to redemption rights relating to any event for which the holders of the Series H Preferred Stock also are entitled to redemption rights under this Section 6(a), redemptions made by the Corporation to all such holders shall be made on a pro rata basis based on the aggregate redemption proceeds that would have been received by such holders for the shares being redeemed had the full amount of redemption proceeds been available.

                  (b)      Inability to Fully Convert.
                           --------------------------

                           (1) Holder's Option if Corporation Cannot Fully
                               ------------------------------------------
Convert. If, upon the Corporation's receipt of a Conversion Notice, the
-------
Corporation cannot issue shares of Common Stock for any reason, including, without limitation, because the Corporation (i) does not have a sufficient number of shares of Common Stock authorized and available or (ii) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or its securities from issuing all of the Common Stock which is to be issued to a holder of Series H Preferred Stock pursuant to a Conversion Notice, then the Corporation shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and with respect to the unconverted Series H Preferred Stock, the holder, solely at such holder's option, can elect, within five (5) business days after receipt of notice from the Corporation thereof to:

                               (i) require the Corporation to redeem, out of
lawfully available funds, from such holder those Series H Preferred Stock for which the Corporation is unable to issue Common Stock in accordance with such holder's Conversion Notice ("Mandatory Redemption") at a price per share equal to the Triggering Event Redemption Price as of such Conversion Date (the "Mandatory Redemption Price"); or

                               (ii) void its Conversion Notice and retain or
have returned, as the case may be, the shares of Series H Preferred Stock that were to be converted pursuant to such holder's Conversion Notice (provided that a holder's voiding its Conversion Notice shall not effect the Corporation's obligations to make any payments which have accrued prior to the date of such notice).

                           (2) Mechanics of Fulfilling Holder's Election. The
                               -----------------------------------------
Corporation shall immediately send via facsimile to a holder of Series H Preferred Stock, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 6(b)(1) above, a notice of the Corporation's inability to fully satisfy such holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Corporation is unable to fully satisfy such holder's Conversion Notice, (ii) the number of Series H Preferred Stock which cannot be converted and (iii) the applicable Mandatory Redemption Price. Such holder shall notify the Corporation of its election pursuant to Section 6(b)(1) above by delivering written notice via facsimile to the Corporation ("Notice in Response to Inability to Convert").

                           (3) Payment of Redemption Price. If such holder shall
                               ---------------------------
elect to have its shares redeemed pursuant to Section 6(b)(1)(i) above, the Corporation shall pay the Mandatory Redemption Price in cash to such holder within thirty (30) days of the Corporation's receipt of the holder's Notice in Response to Inability to Convert; provided that prior to the Corporation's receipt of the holder's Notice in Response to Inability to Convert the Corporation has not delivered a notice to such holder stating, to the satisfaction of the holder, that the event or condition resulting in the Mandatory Redemption has been cured and all Conversion Shares issuable to such holder can and will be delivered to the holder. If the Corporation shall fail to pay the applicable Mandatory Redemption Price to such holder on a timely basis as described in this Section 6(b)(3) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Series H Preferred Stock may have under this Certificate of Designation, such unpaid amount shall bear interest at the rate of 1.0% per month (prorated for partial months) until paid in full. Until the full Mandatory Redemption Price is paid in full to such holder, such holder may (i) void the Mandatory Redemption with respect to those Series H Preferred Stock for which the full Mandatory Redemption Price has not been paid and (ii) receive back such Series H Preferred Stock.

                           (4) Pro-rata Conversion and Redemption. In the event
                               ----------------------------------
the Corporation receives a Conversion Notice from more than one holder of Series H Preferred Stock on the same day and the Corporation can convert and redeem some, but not all, of the Series H Preferred Stock pursuant to this Section 6(b), the Corporation shall convert and redeem from each holder of Series H Preferred Stock electing to have Series H Preferred Stock converted and redeemed at such time an amount equal to such holder's pro-rata amount (based on the number shares of Series H Preferred Stock held by such holder relative to the number shares of Series H Preferred Stock outstanding) of all shares of Series H Preferred Stock being converted and redeemed at such time.

                           (5) Notwithstanding any other provision herein to the
contrary, in the event that the holders of Series J Convertible Preferred Stock are entitled to conversion or redemption rights relating to any event for which the holders of the Series H Preferred Stock also are entitled to conversion or redemption rights under this Section 6(b), conversions or redemptions made by the Corporation to all such holders shall be made on a pro rata basis based on the aggregate conversion shares or redemption proceeds that would have been received by such holders for the shares being converted or redeemed had the full amount of conversion shares or redemption proceeds been available.

         4. Section 7 is hereby amended to delete the definition of "Triggering Event" in its entirety.

         IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate of Amendment to the Series H Preferred Stock Certificate of Designation does affirm the foregoing as true this ___ day of February, 2002.

                                      FIBERNET TELECOM GROUP, INC.


                                           By:  ___________________________
                                                Name: Michael S. Liss
                                                Title:  Chief Executive Officer